AMERICAN MORTGAGE COMPANY

RESTATED ARTICLES OF INCORPORATION

ARTICLE ONE

American Mortgage Company, pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, hereby adopts Restated Articles of Incorporation which accurately copy the Articles of Incorporation and all amendments thereto that are in effect to date and as further amended by such Restated Articles of Incorporation as hereinafter set forth and which contain no other change in any provision thereof.

ARTICLE TWO

The Articles of Incorporation of the corporation are amended by the Restated Articles of Incorporation as follows:

The restatement alters or changes Article 2. of the original or amended Articles of Incorporation and the full text of Article 2. as amended is as follows:

> "2. The purpose for which it is formed is to accumulate and loan money; to sell and deal in notes, bonds and securities; to act as agent for the performance of any lawful act; to subscribe for, purchase, invest in, hold, own, assign, pledge, and otherwise deal in and dispose of shares of capital stock, bonds, mortgages, debentures, notes and other securities or obligations, contracts, and evidences of indebtedness of foreign or domestic corporations not competing with each other in the same line of business; to borrow money or issue debentures for carrying out any or all purposes above enumerated, all without banking or insurance privileges; and to transact any and all other lawful business for which corporations may be incorporated under the Texas Business Corporation Act."

The restatement alters or changes Article 3. of the original or amended Articles of Incorporation and the full text of Article 2. as amended is as follows:

> "3. The street address of the registered office of the corporation is One Sugar Creek Center Boulevard, Suite 800, Sugar Land, Texas 77478, and the name of the registered agent is Jake Kamin."

The restatement alters or changes Article 4. of the original or amended Articles of Incorporation and the full text of Article 2. as amended is as follows:

"4. The period of its duration is perpetual."

The restatement alters or changes Article 5. of the original or amended Articles of Incorporation and the full text of Article 2. as amended is as follows:

"5. The number of directors shall be not less than three (3), and the number of directors currently constituting the Board of Directors of the corporation is nine (9) and the names and addresses of the persons currently serving as directors of the corporation until the next annual meeting of shareholders and until their successors are duly elected and qualified are as follows:

Name	Address
Rex G. Baker, Jr.	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Lloyd L. Bolton	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Allen W. Holton	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
A. Oakley Hunter	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Jake Kamin	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Jeffrey P. Lyons	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Thomas B. McDade	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478

David E. Russell	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Don L. Russell	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478

The restatement alters or changes Article 7. of the original or amended Articles of Incorporation and the full text of Article 2. as amended is as follows:

> "7. No director of the Corporation shall be liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director occurring after August 31, 1987, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director received an improper benefit, whether or not the benefit resulted from an act taken within the scope of the director's office, (iv) for acts or omissions for which the liability of a director is expressly provided by statute, or (v) for acts related to an unlawful stock repurchase or payment of a dividend. Any repeal or amendment of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or amendment. In addition to the circumstances in which a director of the corporation is not personally liable as set forth in the preceding sentences, a director shall not be liable to the fullest extent permitted by any amendment to the Texas statutes hereafter enacted that further limits the liability of a director."

ARTICLE THREE

Each such amendment made by these Restated Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act and such restated Articles of Incorporation and each such amendment made by the Restated Articles of Incorporation were duly adopted by the shareholders of the corporation on the 29th day of September, 1987.

ARTICLE FOUR

The number of shares outstanding was 162,360; the number of shares entitled to vote on the Restated Articles of Incorporation as so amended was 162,360; the number of shares voted for such Restated Articles as so amended was 157,360 ; and the number of shares voted against such Restated Articles as so amended was -0- .

ARTICLE FIVE

The Articles of Incorporation and all amendments and supplements thereto are hereby superseded by the following Restated Articles of Incorporation which accurately copy the entire text thereof and as amended as above set forth:

RESTATED ARTICLES OF INCORPORATION
OF
AMERICAN MORTGAGE COMPANY

1. The name of the corporation shall be AMERICAN MORTGAGE COMPANY.

2. The purpose for which it is formed is to accumulate and loan money; to sell and deal in notes, bonds and securities; to act as agent for the performance of any lawful act; to subscribe for, purchase, invest in, hold, own, assign, pledge, and otherwise deal in and dispose of shares of capital stock, bonds, mortgages, debentures, notes and other securities or obligations, contracts, and evidences of indebtedness of foreign or domestic corporations not competing with each other in the same line of business; to borrow money or issue debentures for carrying out any or all purposes above enumerated, all without banking or insurance privileges; and to transact any and all other lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

3. The street address of the registered office of the corporation is One Sugarcreek Center Boulevard, Suite 800, Sugar Land, Texas 77478, and the name of the registered agent is Jake Kamin.

4. The period of its duration is perpetual.

5. The number of directors shall be not less than three (3), and the number of directors currently constituting the Board of Directors of the corporation is nine (9)

and the names and addresses of the persons currently serving as directors of the corporation until the next annual meeting of shareholders and until their successors are duly elected and qualified are as follows:

Name	Address
Rex G. Baker, Jr.	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Lloyd L. Bolton	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Allen W. Holton	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
A. Oakley Hunter	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Jake Kamin	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Jeffrey P. Lyons	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Thomas B. McDade	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
David E. Russell	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478
Don L. Russell	One Sugar Creek Center Boulevard, Suite 800 Sugar Land, Texas 77478

6. The aggregate number of shares which the Corporation shall have authority to issue is 400,000 shares of the par value of $2.00 each.

7. No director of the Corporation shall be liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director occurring after August 31, 1987, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director received an improper benefit, whether or not the benefit resulted from an act taken within the scope of the director's office, (iv) for acts or omissions for which the liability of a director is expressly provided by statute, or (v) for acts related to an unlawful stock repurchase or payment of a dividend. Any repeal or amendment of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or amendment. In addition to the circumstances in which a director of the corporation is not personally liable as set forth in the preceding sentences, a director shall not be liable to the fullest extent permitted by any amendment to the Texas statutes hereafter enacted that further limits the liability of a director.

Dated September 29, 1987.

AMERICAN MORTGAGE COMPANY

By [signature]
Name: Jake Kamin
Title: Chairman and President

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Office of the

SECRETARY OF STATE

Jack M. Rains
SECRETARY OF STATE

EXECUTIVE DIVISION
P.O. Box 12697
Austin, Texas 78711-2697

ELECTIONS DIVISION
P.O. Box 12060
512 463-5650
Austin, Texas 78711-2060

Disclosure Filings Section
P.O. Box 12070
512 463-5704
Austin, Texas 78711-2070

DATA SERVICES DIVISION
P.O. Box 12887
512 463-5609
Austin, Texas 78711-2887

SUPPORT SERVICES DIVISION
Financial Management
P.O. Box 12887
512 463-5600
Austin, Texas 78711-2887

Staff Services
P.O. Box 12887
512 463-5600
Austin, Texas 78711-2887

STATUTORY FILINGS DIVISION
Corporations
P.O. Box 13697
512 463-5555
Austin, Texas 78711-3697

Statutory Documents
P.O. Box 12887
512 463-5654
Austin, Texas 78711-2887

Texas Register
P.O. Box 13824
512 463-5561
Austin, Texas 78711-3824

Uniform Commercial Code
P.O. Box 13193
512 463-5135
Austin, Texas 78711-3193

August 5, 1988

JAKE KAMIN
STE. 800
ONE SUGAR CREEK CENTER BLVD.
SUGARLAND, TEXAS 77478

Re: AMERICAN MORTGAGE COMPANY
CH # 115574-4

Dear Mr. Kamin

Pursuant to Section 4 of article 342-1101 of the Texas Banking Codes, the Texas Department of Banking assumed responsibility for incorporation of trust companies. Any corporation with trust powers existing on the effective date of Section 4 should have presented its charter to the Department of Banking by May 25, 1988, and received a substitute charter.

The Secretary of State has transfered the records of all corporations with trust powers to the Department and has indicated on the records of this office that such transfer has occurred as of May 25, 1988.

Very truly yours,

Lorna Wassdorf

Lorna Wassdorf
Special Assistant
Statutory Filings Division

CO/lsw

cc: Texas Department of Banking

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REQUEST FOR MAINTENANCE ON CORPORATE RECORDS

NAME OF CORPORATION American Mortgage Company

CHARTER NUMBER AND TYPE 115574-Ø DATE 06/12/88

INSTRUCTIONS:

X DELETE dead code X 1988

___ CHANGE CORP NAME TO

___ CHANGE RA TO

___ CHANGE RO TO
(show complete address, city & state)

___ CHANGE STOCK TO

___ CHANGE DATE OF INCORPORATION TO

___ CHANGE SURVIVOR TO

DEAD DATE TO ___ DEAD CODE TO ___

___ CHANGE DURATION TO ___ CHANGE STATE TO ___

___ CHANGE PRIOR NAME RECORD FOR

NAME SHOULD BE

DEAD DATE SHOULD BE

X CHANGE Type from 4 to Ø

___ ADD

X OTHER change to active status

EXPLAIN REASON FOR MAINTENANCE

Corporation amended purpose clause to delete trust powers in 1987. File was transferred to Dept. of Banking in 1988. The file has been returned. Corporate status should be changed to active and type code shown as Ø rather than 4.

PERSON REQUESTING MAINTENANCE [signature] DATE COMPLETED 06/12/89

ARTICLES OF AMENDMENT
TO THE
RESTATED ARTICLES OF INCORPORATION
OF
AMERICAN MORTGAGE COMPANY

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Restated Articles of Incorporation:

FILED
In the Office of the
Secretary of State of Texas

AUG 30 1989

Corporations Section

ARTICLE ONE

The name of the corporation is American Mortgage Company.

ARTICLE TWO

The following amendment to the Restated Articles of Incorporation was adopted by the shareholders of the corporation on August 29, 1989.

The amendment alters or changes Article 6 of the original Restated Articles of Incorporation and Article 6 as amended reads in its entirety as follows:

"6. The aggregate number of shares which the corporation shall have authority to issue is Eight Hundred Thousand (800,000) of which Four Hundred Thousand (400,000) shall be shares of Common Stock, par value of Two Dollars ($2.00) per share, and Four Hundred Thousand (400,000) shall be shares of Preferred Stock with the par value of One Dollar ($1.00) per share.

The following is a statement fixing certain of the designations and rights, voting rights, preferences, and relative, participating, optional or other rights of the Preferred Stock and the Common Stock of the

corporation, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the Board of Directors of the corporation to fix any such provisions not fixed by this Certificate:

A. Preferred Stock

The Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The rights, voting rights, designations, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively the "Series Terms"), shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a "Preferred Stock Series Resolution") adopted by the Board of Directors. The Board shall have the power and authority, to the fullest extent permissible under the Texas Business Corporation Act (the "Act"), as currently in effect or as amended, to determine and establish by a Preferred Stock Series Resolution, the Series Terms of a particular series, including, without limitation, determination of the following:

(1) The number of shares constituting that series and the distinctive designation of that series, or any increase or decrease (but not below the number of shares thereof then outstanding) in such number;

(2) The dividend rate on the shares of that series; whether such dividends, if any, shall be cumulative, noncumulative, or partially cumulative and, if cumulative or partially cumulative, the date or dates from which dividends payable on such shares shall accumulate; and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon occurrence of such events as the Board of Directors shall determine;

(5) Whether that series shall be exchangeable for property or indebtedness of the corporation;

(6) Whether the shares of that series shall be redeemable at the option of either the corporation or the holder, and, if so, the terms and conditions of such redemption, including relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(7) Whether the corporation shall have any repurchase obligation with respect to the shares of that series and, if so, the terms and conditions of such obligation, subject, however, to the limitations of the Act;

(8) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(9) The rights of the shares of that series in the

event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(10) The conditions or restrictions upon the creation of indebtedness of the corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distribution of assets upon liquidation;

(11) The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation;

(12) The relative priority of each series of Preferred Stock in relation to other series of Preferred Stock with respect to dividends or distribution of assets upon liquidation; and

(13) Any other designations, powers, preferences and rights, including, without limitation, any qualifications, limitations or restrictions thereof.

Any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside the Restated Articles of Incorporation and the Preferred Stock Series Resolution, which facts may include future acts of the corporation, provided that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in the Restated Articles of Incorporation or in the Preferred Stock Series Resolution.

Subject to the provisions of this Article 6, shares of one or more series of Preferred Stock may be authorized or issued from time to

time as shall be determined by and for such consideration as shall be fixed by the Board of Directors, in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized by the Restated Articles of Incorporation. Except in respect of series particulars fixed by the Board of Directors, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

B. Common Stock

1. Dividends. Subject to the provisions of any Preferred Stock Series Resolution, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the corporation.

No dividend (other than a dividend in capital stock ranking on a parity with the Common Stock or cash in lieu of fractional shares with respect to such stock dividend) shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the Common Stock in respect of payment of dividends for any dividend period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

2. Liquidation. In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

3. Voting Rights. Subject to any special voting rights set forth in any Preferred Stock Series Resolution, the holders of the Common Stock of the corporation shall be entitled at all meetings of shareholders to one vote for each share of such stock held by them.

C. Prior, Parity or Junior Stock

Whenever reference is made in this Article 6 to shares "ranking prior to" another class of stock or "on a parity with" another class of stock, such reference shall mean and include all other shares of the corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation are given preference over, or rank on an equality with, as the case may be, the rights of the holders of such other class of stock. Whenever reference is made to shares "ranking junior to" another class of stock, such reference shall mean and include all shares of the corporation in respect of which the

rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation are junior and subordinate to the rights of the holders of such class of stock.

Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of Preferred Stock ranks on a parity with each other and each ranks prior to the Common Stock. Common Stock ranks junior to the Preferred Stock.

D. Liquidation

For the purposes of Section 2 of Section B of this Article 6 and for the purpose of the comparable sections of any Preferred Stock Series Resolution, the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease, or conveyance of all or substantially all the assets, property or business of the corporation, shall not be deemed to be a liquidation, dissolution or winding up of the corporation.

E. Reservation and Retirement of Shares

The corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares."

ARTICLE THREE

The number of shares of the corporation outstanding at the time of such adoption was 194,988 ; and the number of shares entitled to vote thereon was 194,988 .

ARTICLE FOUR

The number of shares voted for such amendment was 188,631 ; and the number of shares voted against such amendment was -0- .

ARTICLE FIVE

The amendment does not provide any exchange, reclassification or cancellation of issued shares.

ARTICLE SIX

The amendment does not effect a change in the amount of stated capital.

Dated: August 29, 1989.

AMERICAN MORTGAGE COMPANY

By: [signature]
Jake Kamin, President

FILED
In the Office of the
Secretary of State of Texas

SEP 14 1989

Corporations Section

AMERICAN MORTGAGE COMPANY

STATEMENT OF RELATIVE RIGHTS AND PREFERENCES

Providing for the Issuance of $5.00 Cumulative Preferred Stock, Series A, and $5.00 Cumulative Preferred Stock, Series B, Pursuant to Article 2.13 of the Texas Business Corporation Act

American Mortgage Company, a Texas corporation (the "Corporation"), hereby certifies that, pursuant to the authority contained in Article 6 of its Restated Articles of Incorporation, as amended, and in accordance with the provisions of Article 2.13 of the Texas Business Corporation Act, the Board of Directors of the Corporation has adopted, by a meeting of its directors duly called and held on September 8, 1989, at which a quorum of directors was present, the following resolutions creating and providing for the issuance of two series of shares of Preferred Stock as hereinafter described, and further providing for the voting powers, designations, preferences, and relative, participating, optional or other rights of each such series, and the qualifications, limitations or restrictions thereof, in addition to those set forth in said Restated Articles of Incorporation, as amended, all in accordance with the provisions of Article 2.13 of the Texas Business Corporation Act:

> RESOLVED, that pursuant to Article 6 of the Restated Articles of Incorporation, as amended, of the Corporation, which authorizes the issuance of 800,000 shares of stock, divided into 400,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock"), none of which has been issued or is outstanding, and 400,000 shares of Common Stock, par value $2.00 per share (the "Common Stock"), the Corporation hereby provides for the creation and issuance of a series of 7,500 shares of Preferred Stock, designated as $5.00 Cumulative Preferred Stock, Series A, and for the creation and issuance of a series of 17,500 shares of Preferred Stock, designated as $5.00 Cumulative Preferred Stock, Series B, and hereby fixes the preferences and relative, participating, optional and other rights of the shares of the $5.00 Cumulative Preferred Stock, Series A, and the $5.00 Cumulative Preferred Stock, Series B, and the qualifications, limitations or restrictions of the $5.00 Cumulative Preferred Stock, Series A, and $5.00 Cumulative Preferred Stock, Series B, in addition to those set forth in said Article 6, are as follows:

A. $5.00 CUMULATIVE PREFERRED STOCK, SERIES A

1. Designation and Amount. The designation of one of the series of Preferred Stock created by this resolution shall be $5.00 Cumulative Preferred Stock, Series A (hereinafter called the "Series A Preferred Stock"), and the number of shares constituting such series shall initially be 7,500.

2. Dividends. The holders of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation out of the funds of the Corporation legally available therefor, cumulative preferential dividends per share of Series A Preferred Stock in cash at the rate of $5.00 per annum, and no more. Dividends on the Series A Preferred Stock will accrue from the date of original issuance and will be paid (when and as declared by the Board of Directors of the Corporation) quarterly, in arrears, on the first day of each January, April, July, and October, commencing on January 1, 1990, except that if such date is not a business day then such dividend shall be payable on the next succeeding business day (as used herein, the term "business day" shall mean any day except a Saturday, Sunday or day on which banking institutions are authorized or required bylaw to close in the City of Houston, Texas). Each such dividend shall be paid to the holders of record of shares of Series A Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. The Series A Preferred Stock shall rank prior to the Common Stock and the Corporation's $5.00 Cumulative Preferred Stock, Series B, par value $1.00 per share (the "Series B Preferred Stock") and any other series of Preferred Stock issued by the Corporation, as to payment of dividends. In no event, so long as any shares of Series A Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made or ordered in respect of, any class or series of the capital stock of the Corporation ranking junior to the Series A Preferred Stock as to payment of dividends, unless all dividends on the Series A Preferred Stock since the date of issuance thereof to the date of such distribution shall have been paid or declared and set apart for payment. When cash dividends are not paid in full upon the shares of Series A Preferred Stock, all cash dividends declared upon shares of Series A Preferred Stock shall, if declared, be declared pro rata so that the amount of cash dividends declared per share on the Series A Preferred Stock shall in all cases bear to each other the same ratio that accrued but unpaid dividends per share on the shares of Series A Preferred Stock bear to each other. In the event that full cumulative dividends on the Series A Preferred Stock have not been declared and paid or set apart for payment, the Corporation shall not

declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or retirement of the Common Stock or any other stock of the Corporation ranking junior to the Series A Preferred Stock as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the Corporation, until full cumulative dividends on the Series A Preferred Stock are declared and paid or set apart for payment. Accruals of dividends on the Series A Preferred Stock shall not bear interest, regardless of whether funds shall be legally available for the declaration or payment thereof.

3. Redemption.

(a) Optional Redemption. Subject to the terms of subparagraph (3)(c) of paragraph A, the shares of Series A Preferred Stock shall be redeemable, at the option of the Corporation, either in whole or in part, at any time or from time to time, at a redemption price per share of $100.00, payable in cash, plus in each case an amount, payable in cash, equal to any such accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption.

(b) Mandatory Redemption. Subject to the terms of subparagraph (3)(c) of paragraph A, upon the occurrence of any Change of Control (as hereinafter defined), the sale of substantially all of the mortgage servicing portfolio of the Corporation, or the sale of substantially all of the other assets of the Corporation, the Corporation shall redeem within 25 days of the occurrence of such event all, but not less than all, of the outstanding shares of Series A Preferred Stock at a redemption price per share of $100.00, payable in cash, plus an amount, payable in cash, equal to any accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption. For the purposes of this subparagraph (3)(b) of paragraph A, a "Change of Control" shall be deemed to have occurred upon any person or persons together with any affiliates thereof (other than Kamin Company and its affiliates) beneficially owning (as defined in Rule 13d-3 promulgated under the Exchange Act of 1934, as amended) at least 50% of the total voting power of all classes of capital stock of the Corporation entitled to vote generally in the election of directors of the Corporation.

(c) Terms of Redemption.

(i) Notice of any redemption pursuant to subparagraph (3)(a) of paragraph A will be mailed at least 30 days but not more than 60 days before the date fixed for redemption to each holder of record of shares of Series A Preferred Stock to be redeemed at the address shown on the stock transfer books of the Corporation (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the

Corporation has failed to mail such notice or except as to the holder whose notice was defective). Each such notice shall state: (a) the date fixed for redemption; (b) the place or places where certificates for such shares are to be surrendered for redemption; (c) the redemption price; and (d) that dividends on the shares to be redeemed will cease to accrue on the date fixed for such redemption. Unless the Corporation shall default in the payment of the redemption price plus accrued dividends to the date fixed for redemption, dividends shall cease to accrue on shares of Series A Preferred Stock called for redemption on and after the date fixed for redemption, whether or not the certificates for such shares are actually surrendered for redemption.

(ii) Notice of redemption pursuant to subparagraph (3)(b) of paragraph A will be mailed at least 20 days before the date fixed for redemption to each holder of record of shares of Series A Preferred Stock to be redeemed at the address shown on the stock transfer books of the Corporation (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Corporation has failed to mail such notice or except as to the holder whose notice was defective). Each such notice shall state: (a) the date fixed for redemption; (b) the place or places where certificates for such shares are to be surrendered for redemption; (c) the redemption price; and (d) that dividends on the shares to be redeemed will cease to accrue on the date fixed for such redemption. Unless the Corporation shall default in the payment of the redemption price plus accrued dividends to the date fixed for redemption, dividends shall cease to accrue on shares of Series A Preferred Stock called for redemption on and after the date fixed for redemption, whether or not the certificates for such shares are actually surrendered for redemption.

(iii) If less than all the outstanding shares of Series A Preferred Stock not previously called for redemption are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares not previously called for redemption by lot or pro rata (as nearly as may be) as determined by the Board of Directors of the Corporation. The Corporation may not redeem or purchase any shares of any class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to payment of dividends or distributions of assets upon liquidation, dissolution or winding up of the affairs of the Corporation, unless full cumulative dividends shall have been declared and paid or set apart for payment upon all outstanding shares of Series A Preferred Stock for all past dividend periods. Shares of Series A Preferred Stock redeemed by the Corporation will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of Series A Preferred Stock.

(iv) If the Corporation shall not have funds legally available for the mandatory redemption of all shares of Series A Preferred Stock required to be redeemed on any mandatory redemption date pursuant to subparagraph (3)(b) of paragraph A, the Corporation shall redeem on a pro rata basis on the relevant redemption date such number of shares of Series A Preferred stock as it shall have legally available funds to redeem and the remainder of the shares of Series A Preferred Stock required to be redeemed shall be redeemed on a pro rata basis on the earliest practicable date next following the day on which the Corporation shall first have funds legally available for the redemption of shares of Series A Preferred Stock.

(v) If and so long as the Corporation shall be in default of any obligation to make any redemption required by subparagraph (3)(b) of paragraph A, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment for the account of the purchase, redemption or retirement of, the Common Stock or any other stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends or upon the liquidation, dissolution or winding up of the affairs of the Corporation.

4. Voting Rights. The holders of shares of Series A Preferred Stock shall have no right to vote for any purpose, except as specifically required by the laws of the State of Texas or by the provisions of the Restated Articles of Incorporation of the Corporation, as amended.

In connection with any matter on which holders of Series A Preferred Stock are entitled to vote (including, without limitation, any matter on which holders of Series A Preferred Stock are entitled to vote as a class or otherwise pursuant to the laws of the State of Texas or the provisions of the Restated Articles of Incorporation, as amended), each holder of Series A Preferred Stock shall be entitled to one vote for each share of Series A Preferred Stock held by such holder.

5. Priority in Event of Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Series A Preferred Stock shall be entitled to receive, out of the remaining net assets of the Corporation, the amount of $100.00 in cash for each share of Series A Preferred Stock, plus an amount equal to all dividends accrued and unpaid on each such share (whether or not declared) up to the date fixed for distribution, before any distribution shall be made to the holders of Common Stock or to the holders of Series B Preferred Stock or any other class or series of the capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the affairs of the Corporation. If the holders of Series A

Preferred Stock shall have received in full the amount set forth in the preceding sentence, they shall thereafter be entitled to no further participation in the remaining assets of the Corporation. If upon the liquidation, dissolution or winding up of the affairs of the Corporation, the assets distributable among the holders of Series A Preferred Stock shall be insufficient to permit the payment in full to the holders of all the Series A Preferred Stock of all preferential amounts payable to all such holders, then the entire assets of the Corporation thus distributable shall be distributed ratably among the holders of all the Series A Preferred Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. The consolidation or merger of the Corporation with or into any other corporation or corporations will not constitute a liquidation as used in this subparagraph 5 of paragraph A.

6. Sinking Fund. The Series A Preferred Stock shall not be entitled to the benefit of any sinking fund.

7. Creation of Additional Series of Preferred Stock. Without the prior written approval of the holders of all of the shares of Series A Preferred Stock then outstanding, the Corporation may not create any series of Preferred Stock ranking prior to or on a parity with the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up the affairs of the Corporation.

8. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

B. $5.00 CUMULATIVE PREFERRED STOCK, SERIES B

1. Designation and Amount. The designation of one of the series of Preferred Stock created by this resolution shall be $5.00 Cumulative Preferred Stock, Series B (hereinafter called the "Series B Preferred Stock"), and the number of shares constituting such series shall initially be 17,500.

2. Dividends. The holders of Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation out of the funds of the Corporation legally available therefor, cumulative preferential dividends per

share of Series B Preferred Stock in cash at the rate of $5.00 per annum, and no more. Dividends on the Series B Preferred Stock will accrue from the date of original issuance and will be paid (when and as declared by the Board of Directors of the Corporation) quarterly, in arrears, on the first day of each January, April, July, and October, commencing on January 1, 1990, except that if such date is not a business day then such dividend shall be payable on the next succeeding business day. Each such dividend shall be paid to the holders of record of shares of Series B Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. The Series B Preferred Stock shall rank prior to the Common Stock as to payment of dividends, and shall rank junior to the Series A Preferred Stock as to payment of dividends. In no event, so long as any shares of Series B Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made or ordered in respect of, any class or series of the capital stock of the Corporation ranking junior to the Series B Preferred Stock as to payment of dividends, unless all dividends on the Series B Preferred Stock since the date of issuance thereof to the date of such distribution shall have been paid or declared and set apart for payment. When cash dividends are not paid in full upon the shares of Series B Preferred Stock, all cash dividends declared upon shares of Series B Preferred Stock shall, if declared, be declared pro rata so that the amount of cash dividends declared per share on the Series B Preferred Stock shall in all cases bear to each other the same ratio that accrued but unpaid dividends per share on the shares of Series B Preferred Stock bear to each other. In the event that full cumulative dividends on the Series B Preferred Stock have not been declared and paid or set apart for payment, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or retirement of the Common Stock or any other stock of the Corporation ranking junior to the Series B Preferred Stock as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the Corporation, until full cumulative dividends on the Series B Preferred Stock are declared and paid or set apart for payment. Accruals of dividends on the Series B Preferred Stock shall not bear interest, regardless of whether funds shall be legally available for the declaration or payment thereof.

3. Redemption.

(a) Optional Redemption. Subject to the terms of subparagraph (3)(b) of paragraph B, the shares of Series B Preferred Stock shall be redeemable, at the option

of the Corporation, either in whole or in part, at any time or from time to time, at a redemption price per share of $100.00, payable in cash, plus in each case an amount, payable in cash, equal to any accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption.

(b) Terms of Redemption.

(i) Notice of redemption pursuant to subparagraph (3)(a) of paragraph B will be mailed at least 30 days but not more than 60 days before the date fixed for redemption to each holder of record of shares of Series B Preferred Stock to be redeemed at the address shown on the stock transfer books of the Corporation (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Corporation has failed to mail such notice or except as to the holder whose notice was defective). Each such notice shall state: (a) the date fixed for redemption; (b) the place or places where certificates for such shares are to be surrendered for redemption; (c) the redemption price; and (d) that dividends on the shares to be redeemed will cease to accrue on the date fixed for such redemption. Unless the Corporation shall default in the payment of the redemption price plus accrued dividends to the date fixed for redemption, dividends shall cease to accrue on shares of Series B Preferred Stock called for redemption on and after the date fixed for redemption, whether or not the certificates for such shares are actually surrendered for redemption.

(ii) If less than all the outstanding shares of Series B Preferred Stock not previously called for redemption are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares not previously called for redemption by lot or pro rata (as nearly as may be) as determined by the Board of Directors of the Corporation. The Corporation may not redeem or purchase any shares of any class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock as to payment of dividends or distributions of assets upon liquidation, dissolution or winding up of the affairs of the Corporation, unless full cumulative dividends shall have been declared and paid or set apart for payment upon all outstanding shares of Series B Preferred Stock for all past dividend periods. Shares of Series B Preferred Stock redeemed by the Corporation will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of Series B Preferred Stock.

4. Voting Rights. The holders of shares of Series B Preferred Stock shall have no right to vote for any purpose, except as specifically required by the laws of the State of Texas or by the provisions of the Articles of Incorporation of the Corporation, as amended.

In connection with any matter on which holders of Series B Preferred Stock are entitled to vote (including, without limitation, any matter on which holders of Series B Preferred Stock are entitled to vote as a class or otherwise pursuant to the laws of the State of Texas or the provisions of the Articles of Incorporation), each holder of Series B Preferred Stock shall be entitled to one vote for each share of Series B Preferred Stock held by such holder.

5. Priority in Event of Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation including obligations with respect to the Series A Preferred Stock, the holders of Series B Preferred Stock shall be entitled to receive, out of the remaining net assets of the Corporation, the amount of $100.00 in cash for each share of Series B Preferred Stock, plus an amount equal to all dividends accrued and unpaid on each such share (whether or not declared) up to the date fixed for distribution, before any distribution shall be made to the holders of Common Stock or any other class or series of the capital stock of the Corporation ranking junior to the Series B Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the affairs of the Corporation. If the holders of Series B Preferred Stock shall have received in full the amount set forth in the preceding sentence, they shall thereafter be entitled to no further participation in the remaining assets of the Corporation. If upon the liquidation, dissolution or winding up of the affairs of the Corporation, the assets distributable among the holders of Series B Preferred Stock shall be insufficient to permit the payment in full to the holders of all the Series B Preferred Stock of all preferential amounts payable to all such holders, then the entire assets of the Corporation thus distributable shall be distributed ratably among the holders of all the Series B Preferred Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. The consolidation or merger of the Corporation with or into any other corporation or corporations will not constitute a liquidation as used in this subparagraph 5 of paragraph B.

6. Sinking Fund. The Series B Preferred Stock shall not be entitled to any mandatory redemption or prepayment (except on liquidation, dissolution or winding up of the affairs of the Corporation) or to the benefit of any sinking fund.

7. Creation of Additional Series of Preferred Stock. Without the prior written approval of the holders of all of the shares of Series B Preferred Stock then outstanding, the Corporation may not create any series of Preferred Stock, other than the Series A Preferred Stock, ranking prior to or on a parity with the Series B Preferred Stock as to

the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

8. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

RESOLVED FURTHER, that, before the Corporation shall issue any shares of the $5.00 Cumulative Preferred Stock, Series A, or $5.00 Cumulative Preferred Stock, Series B, a statement pursuant to Article 2.13 of the Texas Business Corporation Act, to be entitled a "Statement of Relative Rights and Preferences," shall be made, executed, and filed in accordance with the provisions of said Act, and that the proper officers of the Corporation are hereby authorized and directed to do all acts and things which may be necessary or proper in their opinion to carry into effect the purposes and intent of this and the foregoing resolution.

IN WITNESS WHEREOF, this Statement of Relative Rights and Preferences has been made under the hand of the undersigned, said Allen W. Holton, Executive Vice President of the Corporation, this 13 day of September, 1989.

By: ____________________
Allen W. Holton,
Executive Vice President

ATTEST:

By: ____________________
Don L. Russell, Secretary

c:\ame480\scm\docu

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FILED
In the Office of the
Secretary of State of Texas

SEP 14 1989

Corporations Section

ARTICLES OF CORRECTION
TO
ARTICLES OF AMENDMENT TO
RESTATED ARTICLES OF INCORPORATION
OF
AMERICAN MORTGAGE COMPANY

These articles are adopted to correct a document which is an inaccurate record of corporate action, contains an inaccurate or erroneous statement or was defectively or erroneously executed, sealed, acknowledged, or verified.

ARTICLE ONE

The name of the corporation is American Mortgage Company.

ARTICLE TWO

The document to be corrected is Articles of Amendment to the Restated Articles of Incorporation which was filed in the Office of the Secretary of State of the 30th day of August 1989.

ARTICLE THREE

Article Four of the Articles of Amendment to the Restated Articles of Incorporation is incorrect; it identifies the number of shares voted for such amendment as 188,631 and the number of shares voted against such amendment as -0-.

ARTICLE FOUR

Article Four reads correctly and in its entirety as follows:

"ARTICLE FOUR

The number of shares voted for such amendment was 187,430; and the number of shares voted against such amendment was 1,201."

AMERICAN MORTGAGE COMPANY

By: [signature]
Jake Kamin, President

ARTICLES OF AMENDMENT
TO THE
RESTATED ARTICLES OF INCORPORATION
OF
AMERICAN MORTGAGE COMPANY

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Restated Articles of Incorporation:

ARTICLE ONE

The name of the corporation is American Mortgage Company.

ARTICLE TWO

The following amendment to the Restated Articles of Incorporation was adopted by the shareholders of the corporation on October 19, 1990.

The amendment adds a new Article 8 to the Restated Articles of Incorporation and Article 8 reads in its entirety as follows:

> "8. Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders of the corporation, or any action which may be taken at any annual or special meeting of shareholders of the corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares

of the corporation having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares of the corporation entitled to vote on the action were present and voted."

ARTICLE THREE

The number of shares of common stock of the corporation outstanding at the time of such adoption was 194,988; and the number of shares of common stock of the corporation entitled to vote thereon was 194,988.

ARTICLE FOUR

The number of shares of common stock of the corporation voted for such amendment was 175,667; and the number of shares of common stock of the corporation voted against such amendment was -0-.

ARTICLE FIVE

The amendment does not provide for any exchange, reclassification or cancellation of issued shares.

ARTICLE SIX

The amendment does not effect a change in the amount of stated capital.

Dated: October 19, 1990

AMERICAN MORTGAGE COMPANY

By: [signature]
Jake Kamin, President

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AMERICAN MORTGAGE COMPANY

FILED
In the Office of the
Secretary of State of Texas

JAN 23 1991

Corporations Section

STATEMENT OF RELATIVE RIGHTS AND PREFERENCES

Providing for the Establishment of Preferred Stock, Series C, Pursuant to Article 2.13 of the Texas Business Corporation Act

AMERICAN MORTGAGE COMPANY, a Texas corporation (the "Corporation"), hereby certifies that, pursuant to the authority contained in Article 6 of its Restated Articles of Incorporation, as amended, and in accordance with the provisions of Article 2.13 of the Texas Business Corporation Act, the Board of Directors of the Corporation has adopted, at a meeting of its directors duly called and held on January 21, 1991, at which a quorum of directors was present, the following resolutions establishing a series of shares of Preferred Stock as hereinafter described, and further fixing the designation, preferences, powers and relative rights, including the voting rights, of such series, and the qualifications, limitations and restrictions thereof, in addition to those set forth in said Restated Articles of Incorporation, as amended, all in accordance with the provisions of Article 2.13 of the Texas Business Corporation Act:

RESOLVED, that pursuant to the authority expressly granted to the Board of Directors in Article 6 of the Restated Articles of Incorporation, as amended, of the Corporation, which authorizes the issuance of 800,000 shares of stock, divided into (i) 400,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock"), 7,500 shares of which previously designated as $5.00 Cumulative Preferred Stock, Series A, and 17,500 shares of which previously designated as $5.00 Cumulative Preferred Stock, Series B, are issued and outstanding, and (ii) 400,000 shares of Class A Common Stock, par value $2.00 per share (the "Common Stock"), the Board of Directors of the Corporation does hereby provide for the establishment and designation of a series of Preferred Stock, designated as Preferred Stock, Series C, consisting of 14,000 shares, and does hereby fix and determine the designation, preferences, limitations and relative rights, including voting rights, of the shares of the Preferred Stock, Series C, in addition to those set forth in said Article 6, which are as follows (all capitalized terms used and not defined herein which are defined in the Restated Articles of Incorporation, as amended, of the Corporation are to have the meanings provided therein):

1. Designation and Amount of Series. The designation of the series of Preferred Stock created by this resolution shall be "$20.00 Cumulative Preferred Stock, Series C" (hereinafter called the "Series C Preferred Stock") and the number of shares constituting such series shall initially be 14,000.

2. Dividends. The holders of Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation out of the funds of the Corporation legally available therefor, cumulative preferential dividends per share of Series C Preferred Stock in cash at the rate of $20.00 per annum commencing January 1, 1992. No dividends will accrue or be due and payable from the date of original issuance through December 31, 1991. Dividends on the Series C Preferred Stock will accrue from January 1, 1992 and will be paid (when and as declared by the Board of Directors of the Corporation) quarterly, in arrears, on the first day of each January, April, July, and October, commencing on April 1, 1992, except that if such date is not a business day then such dividend shall be payable on the next succeeding business day (as used herein, the term "business day" shall mean any day except a Saturday, Sunday or day on which banking institutions are authorized or required by law to close in the City of Houston, Texas). Each such dividend shall be paid to the holders of record of shares of Series C Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such record date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. The Series C Preferred Stock shall rank prior to the Common Stock, the Corporation's $5.00 Cumulative Preferred Stock, Series B, par value $1.00 per share (the "Series B Preferred Stock"), the Corporation's $5.00 Cumulative Preferred Stock, Series A, par value $1.00 per share (the "Series A Preferred Stock"), and any other series of Preferred Stock issued by the Corporation, as to payment of dividends. In no event, so long as any shares of Series C Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made or ordered in respect of, any class or series of the capital stock of the Corporation ranking junior to the Series C Preferred Stock as to payment of dividends. When cash dividends are not paid in full upon the shares of Series C Preferred Stock, all cash dividends declared upon shares of Series C Preferred Stock shall, if declared, be declared pro rata so that the amount of cash dividends declared per share on the Series C Preferred Stock shall in all cases bear to each other the same ratio that accrued but unpaid dividends per share on the shares Series C Preferred Stock bear to each other. Accruals of dividends

on the Series C Preferred Stock shall not bear interest, regardless of whether funds shall be legally available for the declaration or payment thereof.

3. Redemption.

(a) *Optional Redemption*. Subject to the terms of Section 3 hereof, the shares of Series C Preferred Stock shall be redeemable, at the option of the Corporation, either in whole or in part, at any time or from time to time, at a redemption price per share of $200.00 payable in cash, plus an amount, payable in cash, equal to any accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption (the "Redemption Price").

(b) *Mandatory Redemption Upon Change of Control*. Subject to the terms of Section 3(d) hereof, upon the occurrence of any Change of Control (as hereinafter defined), the Corporation shall redeem for cash within 20 days after the occurrence of such event, all, but not less than all, of the outstanding shares of Series C Preferred Stock at the Redemption Price. For the purposes of this Section 3(b), a "Change of Control" shall be deemed to have occurred upon (i) the sale of substantially all of the mortgage servicing portfolio of the Corporation, (ii) the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of the Corporation (other than the mortgage servicing portfolio of the Corporation) to any person or entity (other than to a subsidiary of the Corporation), or (iii) the acquisition by any person (other than Jake Kamin or any entity more than 50% of the ownership interest in which is held by Jake Kamin), including a group (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) that includes such person, directly or indirectly, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) in the aggregate of securities representing 50% or more of the combined voting power of the Corporation's voting securities outstanding on the date immediately prior to the date of the last such acquisition by such person.

(c) *Mandatory Redemption Upon Sale of Certain Properties*. Subject to the terms of Section 3(d) hereof, if, upon the sale of the Arbor Point apartment project, located in Reserve "N" of Park Harbor, Harris County, Texas, presently owned by American Mortgage-Residential, Inc. ("Arbor Point") and/or the building located in downtown Houston at 2625 Louisiana (the "Downtown Building") by the Corporation to a party other than Texas Commerce Bank National Association ("TCB") or any affiliate of TCB, the proceeds from the sale of Arbor Point and/or the Downtown Building are in excess

of the total of (i) any remaining indebtedness owed to TCB by the Corporation with respect to Arbor Point and/or the Downtown Building (whichever is applicable) as of the close of business on the day preceding the closing date of the sale of Arbor Point and/or the Downtown Building (the "Closing Date"), and (ii) any seller's closing costs relating to such sale of Arbor Point and/or the Downtown Building (the "Excess Proceeds"), the Corporation shall redeem for cash, within ten (10) business days of such Closing Date, such number of whole shares of Series C Preferred Stock as such Excess Proceeds will permit at the Redemption Price.

(d) *Terms of Redemption*. (i) Notice of any redemption pursuant to Sections 3(a), 3(b) or 3(c) hereof will be mailed at least 20 days but not more than 60 days before the date fixed for redemption to each holder of record of shares of Series C Preferred Stock to be redeemed at the address shown on the stock transfer books of the Corporation (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Corporation has failed to mail such notice or except as to the holder whose notice was defective). Each such notice shall specify (a) the shares of Series C Preferred Stock called for redemption, (b) the date fixed for redemption, (c) the Redemption Price, and (d) the place or places where certificates for such shares to be redeemed are to be surrendered for redemption and where holders of such shares may obtain payment of the Redemption Price.

(ii) If less than all the then outstanding shares of Series C Preferred Stock, excluding shares previously called for redemption, are to be redeemed pursuant to Section 3(a) hereof, the shares to be redeemed shall be selected by the Corporation from the then outstanding shares not previously called for redemption pro rata among the holders thereof (as nearly as may be) as determined by the Board of Directors of the Corporation. Shares of Series C Preferred Stock redeemed by the Corporation will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, subject to the limitations hereof, but not as shares of Series C Preferred Stock.

(iii) If the Corporation shall not have funds legally available for the redemption of all shares of Series C Preferred Stock required to be redeemed or called for redemption on any redemption date pursuant to Sections 3(b) and 3(c) hereof, the Corporation shall redeem shares pro rata among the holders thereof (as nearly as may be) on the relevant redemption date, such number of shares of Series C Preferred Stock as it shall have funds legally available to redeem and the remainder of the shares of Series

C Preferred Stock required to be redeemed or called for redemption shall be redeemed on a pro rata basis (as nearly as may be) on the earliest practicable date next following the day on which the Corporation shall first have funds legally available for the redemption of such shares of Series C Preferred Stock. The Board of Directors of the Corporation shall use all reasonable efforts to make such funds legally available for such redemption of all shares of Series C Preferred Stock required to be redeemed or called for redemption hereunder.

(iv) If and so long as any of the Series C Preferred Stock shall remain outstanding, the Corporation shall not make any payment for the account of the purchase, redemption or retirement of, the Series A Preferred Stock, Series B Preferred Stock, Common Stock or any other stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends or upon the liquidation, dissolution or winding up of the affairs of the Corporation.

4. Voting Rights. The holders of shares of Series C Preferred Stock shall have no right to vote for any purpose, except as required by the laws of the State of Texas or by the provisions of the Restated Articles of Incorporation of the Corporation, as amended, and except that without the affirmative vote or written consent of the holders of two-thirds of the then outstanding shares of Series C Preferred Stock voting or consenting (as the case may be) separately as a class, the Corporation shall not

(i) create, establish or issue any series of Preferred Stock of the Corporation ranking senior to or on a parity with the Series C Preferred Stock as to payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of the affairs of the Corporation, including the issuance of additional shares of Series C Preferred Stock;

(ii) amend, alter or repeal the Restated Articles of Incorporation, as amended, (which term includes each and all amendments for the purpose of creating other series of Preferred Stock) of the Corporation so as to affect adversely the rights, powers or preferences of the shares of the Series C Preferred Stock;

(iii) voluntarily dissolve or liquidate; and

(iv) declare, pay or set apart for payment any dividend for, or make any distribution in respect of, any class or series of the capital stock of the Corporation ranking junior to the Series C Preferred Stock as to payment of dividends.

In connection with any matter on which holders of Series C Preferred Stock are entitled to vote (including, without limitation, any matter on which holders of Series C Preferred Stock are entitled to vote as a class or otherwise pursuant to the laws of the State of Texas or the provisions of the Restated Articles of Incorporation, as amended), each holder of Series C Preferred Stock shall be entitled to one vote for each share of Series C Preferred Stock held by such holder.

5. Liquidation Preference.

(a) Subject to Section 5(b) hereof, upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, holders of outstanding shares of Series C Preferred Stock and any outstanding shares of the stock of the Corporation ranking on a parity with the Series C Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation shall be entitled to receive, out of the remaining assets of the Corporation, subject to any prior and superior rights of any stock ranking senior to the Series C Preferred Stock as to distribution of assets upon liquidation dissolution, or winding up of the Corporation, before any distribution is made to the holders of any stock ranking junior to the Series C Preferred Stock of the Corporation as to distribution of assets upon liquidation, dissolution, or winding up of the Corporation, the amount of $200.00 per share payable in cash, plus an amount, payable in cash, equal to any accrued and unpaid dividends thereon (whether or not declared) to the date of such liquidation, dissolution or winding up and shall not be entitled to any further payment with respect to such stock.

(b) In case the net assets of the Corporation distributable among holders of Series C Preferred Stock and holders of any other outstanding capital stock of the Corporation ranking on a parity with the Series C Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up are insufficient to pay the holders of all outstanding shares of Series C Preferred Stock and any outstanding shares of stock of the Corporation ranking on a parity with the Series C Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, the full amounts to which they are entitled upon liquidation, dissolution or winding up of the Corporation, then the entire net assets of the Corporation shall be distributed ratably among the

holders of all outstanding shares of the Series C Preferred Stock and any outstanding shares of stock of the Corporation ranking on a parity with the Series C Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full of the amounts to which they are entitled.

6. Sinking Fund. The Series C Preferred Stock shall not be entitled to the benefit of any sinking fund.

7. Certain Definitions. As used herein, stock ranking "junior" to the Series C Preferred Stock shall mean shares of stock of the Corporation heretofore, now or hereafter created that are subordinate to the shares of the Series C Preferred Stock as to the right to receive dividends or as to payment or distribution of assets upon liquidation, dissolution or winding up of the Corporation, and includes the Series A Preferred Stock, Series B Preferred Stock and Common Stock of the Corporation now outstanding. As used herein, stock ranking on a "parity" with the Series C Preferred Stock means any shares of stock of the Corporation now or hereafter created which rank *pari passu* with the shares of the Series C Preferred Stock as to the right to receive dividends or as to payment or distribution of assets upon liquidation, dissolution or winding up of the Corporation, none of which now exists or has been authorized. As used herein, stock ranking "senior" to the Series C Preferred Stock shall mean shares of stock of the Corporation now or hereafter created that are superior to the shares of the Series C Preferred Stock as to the right to receive dividends or as to payment or distribution of assets upon liquidation, dissolution or winding up of the Corporation, none of which now exists or has been authorized.

8. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

IN WITNESS WHEREOF, this Statement of Relative Rights and Preferences has been made under the hand of the undersigned, said Executive Vice President of the Corporation, this 22nd day of January, 1991.

By:____________________
Allen W. Holton
Executive Vice President

ATTEST:

____
Asst. Secretary — CAROL TIRCUIT

SAWc:\AME480\CORP\SRRP3.J16
01/21/91

FILED
In the Office of the
Secretary of State of Texas

APR 09 1991

Corporations Section

ARTICLES OF MERGER
OF
AMC ACQUISITION, INC.
INTO
AMERICAN MORTGAGE COMPANY

Pursuant to the provisions of article 5.04 of the Texas Business Corporation Act, the undersigned corporations adopt the following Articles of Merger for the purpose of effecting a merger in accordance with the provisions of Article 5.01 of the Texas Business Corporation Act.

1. An Agreement and Plan of Merger adopted in accordance with the provisions of article 5.04 of the Texas Business Corporation Act providing for the merger of AMC Acquisition, Inc., a Texas corporation ("AMC") and American Mortgage Company, a Texas corporation ("American"), and resulting in American being the surviving and/or new corporation in the merger is attached hereto and is hereby incorporated herein by reference.

2. The name of each of the undersigned corporations, the type of such corporation and the laws under which such corporation was organized are:

Name of Corporation	Type of Entity	State
AMC Acquisition, Inc.	Corporation	Texas
American Mortgage Company	Corporation	Texas

3. As to each of the undersigned domestic corporations, the approval of whose shareholders is required for the merger, the number of outstanding shares of each class or series of stock of such corporation entitled to vote, with other shares or as a class, on the Agreement and Plan of Merger are as follows:

	Shares Entitled to Vote as a Class or Series	Number of Shares Outstanding
AMC Acquisition	Common Stock	100
American Mortgage Company	Common Stock	194,988
	Preferred Stock, Series A	7,500
	Preferred Stock, Series B	17,500
	Preferred Stock, Series C	14,000

4. As to each of the undersigned domestic corporations, the approval of whose shareholders is required, the number of shares voted for and against the Agreement and Plan of Merger, respectively, and, if the shares of any class or series are entitled to vote as a class, the number of shares of each such class or series voted for and against the Agreement and Plan of Merger, are as follows:

	Shares Entitled to Vote as a Class or Series	Total Voted For	Total Voted Against
AMC Acquisition, Inc.	Common Stock	100	None
American Mortgage Company	Common Stock	181,609	*
	Preferred Stock,		
	Series A	7,500	None
	Series B	17,500	None
	Series C	14,000	None

* The Agreement and Plan of Merger was adopted by written consent in accordance with article 9.10 of the Texas Business Corporation Act, therefore, the shareholders that were not a party to such written consent did not have the opportunity to vote for or against the merger.

Dated: April 9, 1991.

AMC Acquisition, Inc.

By: [signature]
Name: JIM R. LINDSEY
Title: PRESIDENT

American Mortgage Company

By: [signature]
Name: JAKE KAMIN
Title: Pres.

SAWc:\AME480\LS\MERGDOC\ARTMERG2.DOC
04/9/91

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger ("Plan of Merger") dated as of April 9, 1991, by and between American Mortgage Company, a Texas corporation ("American"), AMC Acquisition, Inc., a Texas corporation ("Acquisition, Inc."), and AM Assets, Inc., a Texas corporation ("Newco"), (American and Acquisition, Inc. being hereinafter collectively referred to as the "Constituent Corporations").

W I T N E S S E T H:

WHEREAS, American is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, with authorized capital consisting of (i) 400,000 shares of Common Stock, par value $2.00 per share ("Common Stock"), of which 194,988 shares are issued and outstanding; and (ii) 400,000 shares of serial preferred stock, par value $1.00 per share, all of the issued and outstanding shares of which were redeemed after such shares approved the Plan of Merger, and therefore none of which are issued or outstanding on the date hereof; and

WHEREAS, Acquisition, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, with authorized capital consisting of 1,000,000 shares of Common Stock, par value $.01 per share ("Acquisition, Inc. Common Stock") at which 100 shares are issued and outstanding on the date hereof; and

WHEREAS, the respective Board of Directors of American, Acquisition, Inc. and Newco have each duly adopted this Plan of Merger providing for the merger (the "Merger") of Acquisition, Inc. with and into American as the surviving corporation, as authorized by Part Five of the Texas Business Corporation Act (the "TBCA"); and

WHEREAS, Acquisition, Inc., American, Newco, and Lindsey Capital Corporation, a Texas corporation ("Holding Co."), have entered into an Agreement and Plan of Reorganization ("Reorganization Agreement") dated March 22, 1991, setting forth certain covenants, agreements and conditions in connection with the Merger; and

WHEREAS, the respective shareholders of American and Acquisition, Inc. have each duly adopted this Plan of Merger.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of the Merger, the manner and basis of conversion of the shares of each Constituent Corporation, and such other details and provisions as are deemed necessary

or proper, the parties hereto have agreed and do hereby agree, and subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I

Merger

On the Effective Date (as defined in Article IV hereof) of the Merger:

(a) Acquisition, Inc. shall be merged with and into American, which shall be the surviving corporation (the "Surviving Corporation"), and shall have all the rights, privileges, immunities, and powers and shall be subject to all the duties and liabilities of a corporation organized under the TBCA;

(b) the separate existence of Acquisition, Inc. shall cease and the corporate existence of American, with its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger;

(c) the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; the Surviving Corporation shall thenceforth be responsible and liable for all liabilities and obligations of each of the Constituent Corporations except as specifically set forth in clause (f) below; and any claim existing or action or proceeding pending by or against either of the Constituent Corporations except as specifically set forth in clause (f) below may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place; and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger;

(d) all corporate acts, plans, policies, contracts, approvals and authorizations of American and its shareholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the Effective Date of the Merger, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Acquisition, Inc.

(e) the corporate existence of Newco, with its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger; Newco shall thereupon and thereafter continue to possess all of its rights, privileges, immunities and franchises, of a public as well as private nature; and all of Newco's property, real, personal, and mixed, and all of its debts due on whatever account, including subscription to shares, and all of its other choses in action, and all and every other interest, of or belonging to or due to Newco shall continue to be vested in Newco without further act or deed; and

(f) Newco shall be liable and obligated for payment of the fair value (as defined in Article 5.12 of the TBCA) of any shares of Common Stock held by a shareholder of American who complies with the requirements of Article 5.12 of the TBCA for the recovery of the fair value of his shares and any claim, action or proceeding with respect to such payment of fair value shall be prosecuted against Newco.

ARTICLE II

Manner and Basis of Converting Shares

(1) On the Effective Date of the Merger, the shares of Acquisition, Inc. Common Stock and Common Stock, *ipso facto* and without any action on the part of the respective holders thereof, shall become and be converted, as follows:

(a) Each outstanding share of Acquisition, Inc. Common Stock shall be converted into one share of Common Stock of the Surviving Corporation, which shall, upon such conversion, be validly issued and outstanding, fully paid and nonassessable and shall not be liable to any further call, nor shall the holder thereof be liable for any further payments with respect thereto.

(b) Each outstanding share of Common Stock (except for shares held by shareholders who shall not have consented to the Merger and who shall deliver a written demand for payment of the fair value of such shares of Common Stock in the manner provided by Article 5.12 of the TBCA ("Dissenting Shares")) shall be cancelled and converted into one share of Common Stock, par value $0.01 per share ("Newco Common Stock") of Newco, which shall, upon such conversion, be validly issued and outstanding, fully paid and nonassessable and shall not be liable to any further call, nor shall the holder thereof be liable for any further payments with respect thereto.

(c) Each issued share of Common Stock held on the Effective Date of the Merger in American's treasury or by any subsidiary of American shall be cancelled and retired without payment of any consideration therefor.

(d) Each outstanding share of Newco Common Stock held on the Effective Date of the Merger by American or by any subsidiary of American shall be cancelled and retired without payment of any consideration therefor.

(2) The holders of Dissenting Shares shall be entitled to payment of the fair value of such shares in accordance with the provisions of Article 5.12 of the TBCA; *provided, however*, that (i) if any holder of Dissenting Shares shall subsequently deliver a written withdrawal of his demand for payment of fair value of such Dissenting Shares (with the written consent of Newco, if such consent is required by the TBCA), or (ii) if any holder fails to establish his entitlement to appraisal rights as provided in such Article 5.12 and Article 5.13 of the TBCA or fails to strictly comply with any other provision of such Article 5.12 or Article 5.13 of the TBCA, or (iii) if neither any holder of Dissenting Shares nor Newco has filed a petition asking for a finding and determination of the fair value of all Dissenting Shares within the time provided in such Article 5.12 of the TBCA, such holder or holders (as the case may be) shall forfeit the right to appraisal of such Dissenting Shares and such Dissenting Shares shall thereupon be deemed to have been converted, as of the Effective Date, into shares of Newco Common Stock as provided in paragraph 1(b) hereof and shall have only such rights as provided under the TBCA.

(3) On and after the Effective Date of the Merger no transfer of the shares of Common Stock outstanding prior to the Effective Date of the Merger shall be made on the stock transfer books of the Surviving Corporation.

(4) From and after the Effective Date of the Merger, each holder of an outstanding certificate or certificates which prior thereto represented shares of Common Stock shall thereafter cease to have any rights with respect to such shares of Common Stock, and such certificates shall, until surrendered and exchanged, be deemed, for all corporate purposes, to evidence ownership of the number of shares of Newco Common Stock equal to the number of shares of Common Stock previously evidenced by such stock certificates.

ARTICLE III

Articles of Incorporation, Bylaws, and Directors and Officers

(1) The Articles of Incorporation of American, as in effect on the Effective Date of the Merger, shall be the Articles of Incorporation of the Surviving Corporation until further amended, altered or repealed as provided therein or by law.

(2) The Bylaws of American, as in effect on the Effective Date of the Merger, shall be the Bylaws of the Surviving Corporation until further amended, altered or repealed as provided therein, in the Articles of Incorporation of the Surviving Corporation or by law.

(3) The directors and officers of Acquisition, Inc. shall become the directors and officers, respectively, of the Surviving Corporation from and after the Effective Date of the Merger, each to hold office subject to the Articles of Incorporation and Bylaws of the Surviving Corporation and the TBCA until their successors shall be elected or appointed, as the case may be, and qualified in accordance with the laws of the State of Texas, the Articles of Incorporation and the Bylaws of the Surviving Corporation.

(4) The Articles of Incorporation and Bylaws of Newco, as in effect on the Effective Date of the Merger, shall continue as the Articles of Incorporation and Bylaws, respectively, of Newco until further amended, altered or repealed as provided therein or by law.

(5) The directors and officers of Newco shall continue in such positions from and after the Effective Date of the Merger, to hold office subject to the Articles of Incorporation and Bylaws of Newco and the TBCA until their successors shall be elected or appointed, as the case may be, and qualified in accordance with the laws of the State of Texas, the Articles of Incorporation and the Bylaws of Newco.

ARTICLE IV

Effective Date; Termination; and Miscellaneous

(1) The Merger shall become effective upon the filing of this Plan of Merger (together with articles of merger) in accordance with Article 5.04 of the Texas Business Corporation Act in the offices of the Secretary of the State of the State of Texas, and upon the issuance of a certificate of merger by the Secretary of State of the State of

Texas. The date set forth in such certificate of merger issued by the Secretary of State of Texas under the seal of his office shall be the "Effective Date" of the Merger.

(2) This Plan of Merger may be terminated at any time prior to the Effective Date by mutual agreement of the Board of Directors of each of the Constituent Corporations and Newco, and thereupon this Plan of Merger shall be wholly void and of no force or effect whatsoever.

(3) For the convenience of the parties and to facilitate the filing and recording of this Plan of Merger, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

(4) If, at any time after the Effective Date, any further grant, assignments, confirmations or assurances are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, full right, title and possession to all assets, property, rights, privileges, powers and franchises of either of American or Acquisition, Inc. acquired or to be acquired by or as a result of the Merger, the officers and directors of the Constituent Corporations are severally and fully authorized in the name of their corporation or otherwise, to execute any and all such deeds, assignments, confirmations and assurances and to do all things necessary or proper so as to best prove, confirm and ratify right, title and possession in the Surviving Corporation and otherwise carry out the purposes of the Merger and the terms of this Plan of Merger.

(5) This Plan of Merger and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Texas.

(6) This Plan of Merger shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan of Merger to be executed, all as of the date first above written.

Attest:

____
Secretary

AMERICAN MORTGAGE COMPANY

By________________________
President

Attest:

Secretary

AM ASSETS, INC.

By

Executive Vice President

Attest:

Secretary

AMC ACQUISITION, INC.

By

President

SAWc:\AME480\LS\MERGDOC\Plan-2
(SAW 4/03/91)

TEXAS COMPTROLLER OF PUBLIC ACCOUNTS

SWS2H17 JOHN SHARP · COMPTROLLER · AUSTIN, TEXAS 78774

THE STATE OF TEXAS I

COUNTY OF TRAVIS I

I, John Sharp, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY

that according to the records of this office

AMC ACQUISITION INC

is, as of this date, in good standing with this office, for the purpose of dissolution, merger or withdrawal having filed the required franchise tax reports and having paid the franchise tax computed to be due thereunder through April 30, 1991

GIVEN UNDER MY HAND AND SEAL OF OFFICE in the City of Austin, this 9TH day of APRIL , 19 91 A.D.

John Sharp

Comptroller of Public Accounts

0 0 1 3 7 7 0 3 1 6 7

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH BY A PROFIT CORPORATION

FILED
In the Office of the
Secretary of State of Texas

APR 19 1991

Corporations Section

1. The name of the corporation is American Mortgage Company

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of Texas before filing this statement is One Sugar Creek Center Boulevard, Suite 800, Sugar Land, Texas 77478

3. The address, including street and number, to which its registered office is to be changed is no change

   (Give new address or state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, before filing this statement is Jake Kamin

5. The name of its new registered agent is Jim R. Lindsey

   (Give new name or state "no change")

6. The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

7. Such change was authorized by: (Check One)

   x A. The Board of Directors.

   ___ B. An officer of the corporation so authorized by the Board of Directors.

Ronald E Hames

An Authorized Officer
Ronald E. Hames, Executive Vice Pres

FILED
In the Office of the
Secretary of State of Texas
MAR 02 1992
Corporations Section

STATEMENT OF CHANGE OF REGISTERED OFFICE BY A PROFIT CORPORATION

1. The name of the corporation is American Mortgage Company.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of Texas before filing this statement is One Sugar Creek Center Boulevard, Suite 800, Sugar Land, Texas 77478.

3. The address, including street and number, to which its registered office is to be changed is 11111 Richmond Avenue, Suite 300, Houston, Texas 77082.

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, before filing this statement is Jim R. Lindsey.

5. The name of its new registered agent is: No Change.

6. The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

7. Such change was authorized by the Board of Directors.

Ronald E. Hames
Ronald E. Hames,
Executive Vice President

AMTG4000.D01

0 0 1 7 2 2 0 0 5 9 8

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH BY A PROFIT CORPORATION

FILED
In the Office of the
Secretary of State of Texas

SEP 10 1993

Corporations Section

1. The name of the corporation is American Mortgage Company.

   The corporation's charter number is 115574-0.

2. The address of the CURRENT registered office as shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).

   11111 Richmond Avenue, Suite 300
   Houston Texas 77082.

3. A. X The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas).

   c/o The Prentice-Hall Corporation System, Inc.
   400 North St. Paul, Dallas, Texas 75201.

OR B.__ The registered office address will not change.

4. The name of the CURRENT registered agent as shown in the records of the Texas secretary of state is Jim R. Lindsey.

5. A. X The name of the NEW registered agent is The Prentice-Hall Corporation System, Inc..

OR B.__ The registered agent will not change.

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7. The changes shown above were authorized by: (check one)

   A.__ The board of directors.
   B. X An officer of the corporation so authorized by the board of directors.

[signature]
An Authorized Officer

(Please refer to the back of this form for additional instructions)

The State of Texas

Secretary of State

SECRETARY OF STATE
AUSTIN, TEXAS

DETERMINATION OF FORFEITURE PURSUANT TO SECTION 171.309, TEXAS TAX CODE ANNOTATED

CAME TO BE CONSIDERED ON THE DATE SHOWN HEREON, FORFEITURE OF THE CHARTER OR CERTIFICATE OF AUTHORITY OF THE FOLLOWING CORPORATION; THE SECRETARY OF STATE FINDS AND DETERMINES THE FOLLOWING:

CORPORATION NAME

AMERICAN MORTGAGE COMPANY

CHARTER NO.-TYPE	RTDB FORFEITED	CERTIFICATE/CHARTER FORFEITED
115574-00	08/16/1994	02/14/1995

THAT THE COMPTROLLER OF PUBLIC ACCOUNTS HAS NOTIFIED THIS OFFICE THAT SAID CORPORATION HAS FAILED TO FILE A CURRENT YEAR FRANCHISE TAX REPORT TO ESTABLISH THE EXISTENCE OF ASSETS FROM WHICH A JUDGEMENT FOR THE FRANCHISE TAXES, PENALTIES AND COURT COSTS MAY BE SATISFIED.
THAT THE COMPTROLLER OF PUBLIC ACCOUNTS HAS FURTHER STATED THAT THE SAID CORPORATION HAS FAILED OR REFUSED TO REVIVE ITS RIGHT TO DO BUSINESS.

IT IS THEREFORE ORDERED THAT THE CHARTER OR CERTIFICATE OF AUTHORITY OF THE ABOVE NAMED CORPORATION BE AND THE SAME IS HEREBY FORFEITED WITHOUT JUDICIAL ASCERTAINMENT AND MADE NULL AND VOID, AND THAT THE PROPER ENTRY BE MADE UPON THE PERMANENT FILES AND RECORDS OF SUCH CORPORATION TO SHOW SUCH FORFEITURE AS OF THE DATE HEREOF.

1 0 1 9 7 5 0 1 3 7 4

APPLICATION FOR REINSTATEMENT AND REQUEST TO SET ASIDE REVOCATION OR FORFEITURE

FILED
In the Office of the
Secretary of State of Texas

MAR 27 1995

Corporations Section

Name of organization AMERICAN MORTGAGE COMPANY, INC.

File No. 0011557460 Taxpayer Id. No. 17411897477

WHEREAS, the organization named above was forfeited or the certificate of authority for the organization revoked on ______________ for:

(check one)

1. _____ failure to maintain a registered agent, or
2. X failure to pay state franchise tax, or
3. _____ (other)

WHEREAS, the organization has corrected the default noted above and has paid all fees, taxes, and penalties due;

NOW THEREFORE, the organization hereby applies for reinstatement of its articles or certificate of authority, and requests that the secretary of state set aside the forfeiture or revocation of its articles or certificate of authority.

By: [signature] President
(signature) (title)

INSTRUCTIONS FOR FILING APPLICATION FOR REINSTATEMENT

1. **CORPORATIONS** - An application for reinstatement by a corporation forfeited for failure to pay state franchise tax must be signed by an officer, director or shareholder of the corporation. All other applications must be signed by an officer or director of the corporation. **LIMITED LIABILITY COMPANIES** - An application for reinstatement for a limited liability company must be signed by a manager or member of the limited liability company.

   Prior to signing, please read the statements on this form carefully. A person commits an offense under the Texas Business Corporation Act, the Texas Limited Liability Company Act or the Texas Non-Profit Corporation Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

2. Submit two copies of the application.

3. The filing fee for an application for reinstatement of a corporation following a tax forfeiture is $75.00. The filing fee for reinstatement of a corporation following a non-tax forfeiture is $50.00. The filing fee for a Texas limited liability company is $10.00. The filing fee for a foreign limited liability company is $50.00.

   Non-profit corporations are assessed a filing fee of $25.00 for non-tax reinstatements. No fee is required for non-profit corporations forfeited for tax reasons.

1 0 1 9 7 5 0 1 3 7 5

COMPTROLLER OF PUBLIC ACCOUNTS
STATE OF TEXAS
AUSTIN, 78774

6421 Camp Bowie Blvd. Suite 402-A
Fort Worth, Texas 76116

TEXAS SECRETARY OF STATE
CORPORATION SECTION

American Mortgage Company HAS PAID ALL FRANCHISE TAXES

THROUGH 12-31-94, AND IS ELIGIBLE FOR REINSTATEMENT

THROUGH 1995, THE NEXT FRANCHISE TAX REPORT DUE DATE:

05-15-95

Sue McMurray – Sue McMurray
ENFORCEMENT OFFICER

817-654-0595

17411897477

FILED
In the Office of the
Secretary of State of Texas

MAR 27 1995

Corporations Section

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its articles of incorporation:

ARTICLE ONE

The name of the corporation is AMERICAN MORTGAGE COMPANY, INC.

ARTICLE TWO

The following amendments to the articles of incorporation were adopted by the shareholders of the corporation on March 23, 1995 changing the place where the business of the corporation is to be transacted; changing the current list of directors; changing the amount of captial stock to eighty million (80,000,000) shares of common stock with a par value of $.01 per share, and four million (4,000,000) shares of preferred stock with a par value of $.10.

The amendment alters or changes articles three, five and six of the original, restated or amended articles of incorporation and the full text of each provision altered is as follows:

ARTICLE THREE

The principle address for the corporation in Texas is 400 North St. Paul, Dallas, Texas 75201, c/o its registered agent The Prentice-Hall Corporation System, Inc.; the Corporation's mailing address is P.O. Box 4500, Palm Springs, CA 92262.

ARTICLE FIVE

The number of directors shall be not less than three (3), and the number of directors currently constituting the Board of Directors of the corporation is three (3). The names and addresses of the persons currently serving as directors of the corporation until the next annual meeting of shareholders and until their successors are duly elected and qualified are as follows:

NAME	ADDRESS
1. Robert Dultz	P.O. Box 4500 Palm Springs, CA 92262
2. John T. Moen	P.O. Box 4500 Palm Springs, CA 92262

3. William Scott

P.O. Box 4500
Palm Springs, CA 92262

ARTICLE SIX

The aggregate number of shares which the Corporation shall have authority to issue is eighty million (80,000,000) shares of common stock of the par value $.01 each and four million (4,000,000) shares of preferred stock of the par value $.10 each. Each of the 400,000 shares of Common Stock, $2.00 par value, presently outstanding shall upon the filing of this amendment with the Secretary of the State of Texas be reconstituted as and become converted into two hundred (200) fully paid and nonassessable shares of common stock of the Corporation, $.01 par value, and each of the 400,000 shares of Preferred Stock, $1.00 par value, presently outstanding shall upon the filing of this amendment with the Secretary of the State of Texas be reconstituted as and become converted into ten (10) fully paid and nonassessable shares of preferred stock of the Corporation, $.10 par value, without any further action on the part of the Board of Directors or the shareholders.

ARTICLE THREE

The number of shares of the corporation outstanding at the time of such adoption was 400,000 ; and the number of shares entitled to vote thereon was 400,000 .

ARTICLE FOUR

The number of shares voted for such amendments was 400,000; and the number of shares voted against such amendment was 0 .

ARTICLE FIVE

The manner in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected is as follows:

The present holder of 1 share of $2.00 par value common stock may exchange the share for 200 shares of $.01 par value common stock. The present holder of 1 share of $1.00 par value preferred stock may exchange the sahre for 10 shares of $.10 par value preferred stock.

ARTICLE SIX

The manner in which such amendment effects a change in the amount of stated capital, and amount of stated capital as changed by such amendment are as follows: NONE.

Dated March 23,1995.

AMERICAN MORTGAGE COMPANY, INC.

By: ______________________

Robert Dultz, Its Chairman, President and CEO

00217990017

FILED
In the Office of the
Secretary of State of Texas

MAY 16 1996

Corporations Section

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its articles of incorporation:

ARTICLE ONE

The name of the corporation is AMERICAN MORTGAGE COMPANY, INC.

ARTICLE TWO

The following amendment to the articles of incorporation was adopted by the shareholders of the corporation on May 14, 1996 changing the name of the corporation to

NATIONAL SCIENTIFIC CORPORATION

The amendment alters or changes only article one of the original or amended articles of incorporation, no other article of the original or amended articles of incorporation are altered or changed by this amendment and the full text of each provision altered is as follows:

(1) The name of the corporation shall be

NATIONAL SCIENTIFIC CORPORATION

ARTICLE THREE

The number of shares of the corporation outstanding at the time of such adoption was 10,000,000 ; and the number of shares entitled to vote thereon was 10,000,000 .

ARTICLE FOUR

The number of shares voted for such amendments was in excess of the two-third (2/3) majority required; and the number of shares voted against such amendment was less than one-third (1/3) of the shares entitled to vote thereon.

Dated May 15,1996.

By: [signature]
Robert Dultz, Its Chairman, President and CEO

ARTICLES OF CORRECTION TO ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION OF NATIONAL SCIENTIFIC CORPORATION, FORMERLY AMERICAN MORTGAGE COMPANY

These articles are adopted to correct a document which is an inaccurate record of corporate action, contains an inaccurate or erroneous statement or was defectively or erroneously executed, sealed, acknowledged or verified.

ARTICLE ONE

The name of the corporation is NATIONAL SCIENTIFIC CORPORATION

ARTICLE TWO

The document to be corrected is Articles of Amendment to the Articles of Incorporation which was filed in the Office of the Secretary of State on the 27th day of March, 1995.

ARTICLE THREE

Article Six (on page 2), Article Three (on page 2) and Article Four (on page 2) of the Articles of Amendment to the Articles of Incorporation are incorrect; they each indicate that the number of outstanding shares as 400,000, and the number of shares voted for such amendments as 400,000. Article Five (on page 1), Article Six (on page 2), Article Three (on page 2), Article Four (on page 2), Article Five (on page 2) and Article Six (on page 3) of the Articles of Amendment to the Articles of Incorporation are incorrectly numbered.

ARTICLE FOUR

Articles Five through Nine of the Articles of Amendment to the Articles of Incorporation read correctly as follows:

"ARTICLE FIVE

The aggregate number of shares which the Corporation shall have authority to issue is eighty million (80,000,000) shares of common stock of the par value $.01 each and four million (4,000,000) shares of preferred stock of the par value $.10 each. Each of the 50,000 shares of Common Stock, $2.00 par value, presently outstanding shall upon the filing of this amendment with the Secretary of the State of Texas be reconstituted as and become converted into two hundred (200) fully paid and nonassessable shares of common stock of the Corporation, $.01

par value, and shares of Preferred Stock, $1.00 par value, presently outstanding, if any, shall upon the filing of this amendment with the Secretary of the State of Texas be reconstituted as and become converted into ten (10) fully paid and nonassessable shares of preferred stock of the Corporation, $.10 par value, without any further action on the part of the Board of Directors or the shareholders.

ARTICLE SIX

The number of shares of the corporation outstanding at the time of such adoption was 50,000; and the number of shares entitled to vote thereon was 50,000.

ARTICLE SEVEN

The number of shares voted for such amendments was 45,571; and the number of shares voted against such amendment was 0.

ARTICLE EIGHT

The manner in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected is as follows:

The present holder of 1 share of $2.00 par value common stock may exchange the share for 200 shares of $.01 par value common stock. The present holder, if any, of 1 share of $1.00 par value preferred stock may exchange the share for 10 shares of $.10 par value preferred stock.

ARTICLE NINE

The manner in which such amendment effects a change in the amount of stated capital, and amount of stated capital as changed by such amendment are as follows: NONE."

Dated August 26, 1996

NATIONAL SCIENTIFIC CORPORATION

[signature]

Terry Neild, President

The State of Texas

Secretary of State

SECRETARY OF STATE
AUSTIN, TEXAS

DETERMINATION OF FORFEITURE PURSUANT TO SECTION 171.309, TEXAS TAX CODE ANNOTATED

CAME TO BE CONSIDERED ON THE DATE SHOWN HEREON, FORFEITURE OF THE CHARTER OR CERTIFICATE OF AUTHORITY OF THE FOLLOWING CORPORATION; THE SECRETARY OF STATE FINDS AND DETERMINES THE FOLLOWING:

CORPORATION NAME

NATIONAL SCIENTIFIC CORPORATION

CHARTER NO.-TYPE	RTDB FORFEITED	CERTIFICATE/CHARTER FORFEITED
115574-00	10/15/1996	02/19/1997

THAT THE COMPTROLLER OF PUBLIC ACCOUNTS HAS NOTIFIED THIS OFFICE THAT SAID CORPORATION HAS FAILED TO FILE A CURRENT YEAR FRANCHISE TAX REPORT TO ESTABLISH THE EXISTENCE OF ASSETS FROM WHICH A JUDGEMENT FOR THE FRANCHISE TAXES, PENALTIES AND COURT COSTS MAY BE SATISFIED.
THAT THE COMPTROLLER OF PUBLIC ACCOUNTS HAS FURTHER STATED THAT THE SAID CORPORATION HAS FAILED OR REFUSED TO REVIVE ITS RIGHT TO DO BUSINESS.

IT IS THEREFORE ORDERED THAT THE CHARTER OR CERTIFICATE OF AUTHORITY OF THE ABOVE NAMED CORPORATION BE AND THE SAME IS HEREBY FORFEITED WITHOUT JUDICIAL ASCERTAINMENT AND MADE NULL AND VOID, AND THAT THE PROPER ENTRY BE MADE UPON THE PERMANENT FILES AND RECORDS OF SUCH CORPORATION TO SHOW SUCH FORFEITURE AS OF THE DATE HEREOF.

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

FILED
In the Office of the
Secretary of State of Texas

FEB 2 8 2000

Corporations Section

APPLICATION FOR REINSTATEMENT AND REQUEST TO SET ASIDE REVOCATION OR FORFEITURE

Name of entity: NATIONAL SCIENTIFIC CORPORATION

File No.: 00115574-00 Taxpayer ID No.: 1-74-1189747-7

1. The entity named above was forfeited or its certificate of authority was revoked on 08/16/94 (date) for the following reason:

   (check one)

   ☐ (a) failure to maintain a registered agent;

   ☒ (b) failure to file a franchise tax return and/or pay state franchise tax;

   ☐ (c) other:

2. The entity has corrected the default and has paid all fees, taxes, and penalties due.

3. The entity applies for reinstatement and requests that the secretary of state set aside the forfeiture or the revocation of its certificate of authority.

By [signature]
(signature)

CORPORATE SECRETARY
(title)

INSTRUCTIONS FOR FILING APPLICATION FOR REINSTATEMENT

1. SIGNATURE:

   CORPORATIONS - An application for reinstatement by a corporation forfeited for failure to file a franchise tax return and/or pay state franchise taxes must be signed by an officer, director or shareholder of the corporation. All other applications must be signed by an officer or director of the corporation.

   LIMITED LIABILITY COMPANIES - An application for reinstatement by a limited liability company must be signed by a manager or member of the limited liability company.

2. FEES:

Business Corporation or Foreign Limited Liability Company under 1(a) or (c)	$50.00
Texas Limited Liability Company under 1(a) or (c)	$10.00
Non-Profit Corporation under 1(a) or (c)	$25.00
Business Corporation or Texas or Foreign Limited Liability Company under 1(b)	$75.00
Non-Profit Corporation under 1(b)	No Fee

TEXAS COMPTROLLER OF PUBLIC ACCOUNTS

AUSTIN, TEXAS 78774-0100

February 14, 2000

NATIONAL SCIENTIFIC CORPORATION
4455 E CAMELBACK RDSTE E-160
PHOENIX AZ 85018

Texas Secretary of State
Corporations Section

Re: NATIONAL SCIENTIFIC CORPORATION
Taxpayer number: 1-74-1189747-7
File number: 00115574-00

The above referenced corporation has met all franchise tax requirements and is eligible for reinstatement through May 15, 2000.

MARCELLA R DAUGHERTY
2S81

Form 05-377 (5-99)

FILED
In the Office of the
Secretary of State of Texas

FEB 28 2001

Corporations Section

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
NATIONAL SCIENTIFIC CORPORATION

Pursuant to the Provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE

The name of the Corporation is National Scientific Corporation (the "Corporation").

ARTICLE TWO

The following amendment to the Articles of Incorporation was adopted by the Board of Directors on December 1, 2000, and the Shareholders of the Corporation on February 14, 2001.

This amendment alters Article Six of the Amended Articles of Incorporation of the Corporation, which shall hereafter read as follows:

"ARTICLE SIX

The aggregate number of shares of stock that the Corporation is authorized to issue is 124,000,000 shares, consisting of 120,000,000 shares of Common Stock having a par value of $.01 per share and 4,000,000 shares of Preferred Stock having a par value of $.10 per share."

ARTICLE THREE

The number of shares of the Corporation outstanding at the time of such adoption was 48,250,318, and the number of shares entitled to vote thereon was 48,250,318.

ARTICLE FOUR

The number of shares of the Corporation that voted for the amendment contained herein was 35,910,961, and the number of shares of the Corporation that voted against the amendment contained herein was 1,120,773.

ARTICLE FIVE

The amendment contained herein does not provide for a reclassification of issued shares, nor is there a change in the stated capital of the Corporation.

DATED this 22d day of February, 2000.

National Scientific Corporation

By: [signature]
Sam H. Carr, Secretary

2375175 v4

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

FILED
In the Office of the
Secretary of State of Texas

APR 21 2003

Corporations Section

CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1. The name of the entity is NATIONAL SCIENTIFIC CORPORATION

   and the file number issued to the entity by the secretary of state is 11557400.

2. The entity is: (Check one.)

   ☑ a *business corporation*, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

   ☐ a *non-profit corporation*, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

   ☐ *a limited liability company*, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

   ☐ a *limited partnership*, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

   ☐ an *out-of-state financial institution*, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: 400 N. ST. PAUL STREET Dallas, TX 75201

4. ☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.) CT CORPORATION SYSTEM
350 NORTH St. Paul Street; DALLAS, TEXAS 75201

OR ☐ B. The registered office address will not change.

5. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is PRENTICE HALL CORPORATION SYSTEM.

6. ☑ A. The name of the NEW registered agent is CT CORPORATION SYSTEM

OR ☐ B. The registered agent will not change.

7. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

By: [signature]
(A person authorized to sign on behalf of the entity)

Form 404
(revised 9/03)

Return in Duplicate to
Secretary of State
P O Box 13697
Austin, TX 78711-3697
FAX 512/463-5709

Filing Fee: $150

Articles of Amendment Pursuant to Article 4.04, Texas Business Corporation Act

This space reserved for office use

FILED
In the Office of the
Secretary of State of Texas

MAY 26 2005

Corporations Section

Article 1 –Name

The name of the corporation is as set forth below

NATIONAL SCIENTIFIC CORPORATION

State the name of the entity as it is currently shown in the records of the secretary of state If the amendment changes the name of the entity, state the old name and not the new name in Article 1

The filing number issued to the corporation by the secretary of state is 11557400

Article 2—Amended Name NOT APPLICABLE

(If the purpose of the articles of amendment is to change the name of the corporation, then use the following statement)

The amendment changes the articles of incorporation to change the article that names the corporation The article in the Articles of Incorporation is amended to read as follows

The name of the corporation is (state the new name of the corporation below)

The name of the entity must contain an organizational ending or accepted abbreviation of such term The name must not be the same as, deceptively similar to or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state A preliminary check for "name availability" is recommended

Article 3 –Amendment to Registered Agent/Registered Office NOT APPLICABLE

The amendment changes the articles of incorporation to change the article stating the registered agent and the registered office address of the corporation The article is amended to read as follows

Registered Agent of the Corporation
(Complete either A or B, but not both Also complete C)

☐ A The registered agent is an organization **(cannot be corporation named above)** by the name of

OR

☐ B The registered agent is an individual resident of the state whose name is set forth below

First Name	MI	Last Name	Suffix

Registered Office of the Corporation (Cannot be a P O Box)

C The business address of the registered agent and the registered office address is

Street Address	City	State	Zip Code
		TX	

Article 4 – Other Altered, Added, or Deleted Provisions

Other changes or additions to the articles of incorporation may be made in the space provided below If the space provided is insufficient to meet your needs, you may incorporate the additional text by providing an attachment to this form Please read the instructions to this form for further information on format

Text Area (The attached addendum, if any, is incorporated herein by reference)

Please see attachment →

Article 5—Date of Adoption

The date of the adoption of the amendment(s) by the shareholders of the corporation, or by the board of directors where no shares have been issued is April 27, 2005

Article 6—Statement of Approval

The amendments to the articles of incorporation have been approved in the manner required by the Texas Business Corporation Act and by the constituent documents of the corporation

Effective Date of Filing

A. [x] This document will become effective when the document is filed by the secretary of state.

OR

B [ ] This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state The delayed effective date is _____

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a false or fraudulent document

[signature] 4/27/2005

Signature of Authorized Officer | Date

included as attachment

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF NATIONAL SCIENTIFIC CORPORATION

Pursuant to the Provisions of Article 4 04 of the Texas Business Corporation Act, the undersigned Corporation adopts the following Article of Amendment to its Articles of Incorporation.

ARTICLE ONE

The name of the Corporation is National Scientific Corporation (the "Corporation")

ARTICLE TWO

The following amendment to the Articles of Incorporation was adopted by resolution of the Board of Directors on April 27, 2005, and by the Shareholders of the Corporation on April 27, 2005

This amendment alters Article Six of the Amended Articles of Incorporation of the Corporation, which shall hereafter read as follows.

"ARTICLE SIX

> The aggregate number of shares of stock that the Corporation is authorized to issue is 191,000,000 shares, consisting of 187,000,000 shares of Common Stock having a par value of $ 01 per share, and 4,000,000 shares of Preferred Stock, having a par value of $ 10 per share"

ARTICLE THREE

The number of shares of the Corporation outstanding at the time of such adoption was 91,500,657, and the number of shares entitles to vote thereon was 91,500,657

ARTICLE FOUR

The number of shares of the Corporation that voted for the amendment contained herein was 68,248,812 and the number of shares of the Corporation that voted against the amendment contained herein was 290,508.

ARTICLE FIVE

The amendment contained herein does not provide for a reclassification of issued shares, nor is there a change in the stated capital of the Corporation.

DATED this 27th day of April 2005

NATIONAL SCIENTIFIC CORPORATION

By: ______________________________

Graham L. Clark, Secretary

Form 401
(Revised 01/06)

Return in duplicate to:
Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512 463-5555
FAX: 512/463-5709
Filing Fee: See instructions

Statement of Change of Registered Office/Agent

This space reserved for office use.
FILED
In the Office of the Secretary of State of Texas
MAY 2 1 2009
Corporations Section

Entity Information

The name of the entity is:

National Scientific Corporation

State the name of the entity as currently shown in the records of the secretary of state.

The file number issued to the filing entity by the secretary of state is: 0011557400

The registered agent and registered office of the entity as currently shown on the records of the secretary of state are: C T CORPORATION SYSTEM
350 NORTH ST. PAUL ST. DALLAS, TX 75201

Change to Registered Agent/Registered Office

The certificate of formation or registration is modified to change the registered agent and/or office of the filing entity as follows:

Registered Agent Change
(Complete either A or B, but not both. Also complete C if the address has changed.)

☑ A. The new registered agent is an organization (cannot be entity named above) by the name of:

Incorp Services, Inc.

OR

☐ B. The new registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

Registered Office Change

☑ C. The business address of the registered agent and the registered office address is changed to:

Street Address (No P.O. Box)	City	State	Zip Code
815 Brazos St., Ste. 500	Austin	TX	78701

The street address of the registered office as stated in this instrument is the same as the registered

RECEIVED
MAY 2 1 2009
Secretary of State

agent's business address.

Statement of Approval

The change specified in this statement has been authorized by the entity in the manner required by the BOC or in the manner required by the law governing the filing entity, as applicable.

Effectiveness of Filing (Select either A, B, or C.)

A. ☑ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ______________________

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ______________________

The following event or fact will cause the document to take effect in the manner described below:

____

____

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: 5/19/2009

[signature]

GRAHAM L. CLARK - PRESIDENT

Signature and title of authorized person (see instructions)

Form 424 **(Revised 12/09)** Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 **Filing Fee: See instructions**	**Certificate of Amendment**	This space reserved for office use. FILED In the Office of the Secretary of State of Texas DEC 02 2010 Corporations Section

Entity Information

The name of the filing entity is:

NATIONAL SCIENTIFIC CORPORATION

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

- ☑ For-profit Corporation
- ☐ Nonprofit Corporation
- ☐ Cooperative Association
- ☐ Limited Liability Company
- ☐ Professional Corporation
- ☐ Professional Limited Liability Company
- ☐ Professional Association
- ☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 11557400

The date of formation of the entity is: 6/22/1953

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR
☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

Street Address (No P.O. Box)	City	State	Zip Code
		TX	

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☑ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

Michael W DeLaGarza, President, CEO and Director
504 Via Palmero Dr.
Henderson NV 89011
702-588-8566

☑ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Michael Grollman, Director
15029 N Thompson Parkway
Ste 111
Scottsdale AZ 85260

☑ **Delete** each of the provisions identified below from the certificate of formation.

Michael Grollman, President, CEO, Secretary and Treasurer
15029 N Thompson Parkway
Ste 111
Scottsdale AZ 85260

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name *M.I.* *Last Name* *Suffix*

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

TX

Street Address (No P.O. Box) *City* *State* *Zip Code*

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☑ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

Pamela J Thompson, Chief Financial Officer, Secretary and Director
736 East Braeburn Drive
Phoenix, Arizona 85022
602-488-4958

☐ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

☐ **Delete** each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. ☑ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: __________

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: __________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: 12/2/2010

By: [signature]

Signature of authorized person

MICHAEL DELAGARZA

Printed or typed name of authorized person (see instructions)

Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

Hope Andrade
Secretary of State

Forfeiture pursuant to Section 171.309 of the Texas Tax Code
of
NATIONAL SCIENTIFIC CORPORATION

File Number : 11557400   Certificate / Charter forfeited : January 28, 2011

The Secretary of State finds that:

1. The Secretary has received certification from the Comptroller of Public Accounts under Section 171.302 of the Texas Tax Code indicating that there are grounds for the forfeiture of the taxable entity's charter, certificate or registration; and
2. The Comptroller of Public Accounts has determined that the taxable entity has not revived its forfeited privileges within 120 days after the date that the privileges were forfeited.

Therefore, pursuant to Section 171.309 of the Texas Tax Code, the Secretary of State hereby forfeits the charter, certificate or registration of the taxable entity as of the date noted above and records this notice of forfeiture in the permanent files and records of the entity.

Hope Andrade
Secretary of State

Form 801 (Revised 02/11)	[redacted]	This space reserved for office use.
Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 **Filing Fee: See instructions**	**Application for Reinstatement And Request to Set Aside Tax Forfeiture**	FILED In the Office of the Secretary of State of Texas JUN 09 2011 Corporations Section

1. The entity name is: National Scientific Coporation

The entity is a foreign entity that was required to obtain its registration under a name that differs from the legal name stated above. The name under which the entity is registered is:

2. The file number issued to the entity by the secretary of state is: 0011557400

3. The entity was forfeited or revoked under the provisions of the Tax Code on: 01/28/2011 *mm/dd/yyyy*

4. The undersigned requests that the forfeiture or revocation of the entity be set aside, and certifies that:

a. The entity has filed each delinquent report that is required by chapter 171 of the Tax Code and has made payment for the tax, penalty, and interest imposed and that is due at the time of this application as evidenced by the attached tax clearance letter; and

b. On the date of forfeiture or revocation, the undersigned person was:

- an officer, director or shareholder of the above-named for-profit or professional corporation; or
- an officer, director, shareholder or member of the above-named professional association; or
- an officer, director, or member of the above-named nonprofit corporation; or
- a member or manager of the above-named limited liability company; or
- a partner of the above-named limited partnership; or
- a trustee or beneficial owner of the above-named statutory or business trust.

Additional Required Documentation or Filings

☑ Comptroller of Public Accounts Tax Clearance Letter

☐ Letter of Consent or Amendment to Certificate of Formation or Registration (Required when entity name is no longer available.)

Execution

The undersigned declares under penalty of perjury, and the penalties imposed by law for the submission of a materially false or fraudulent instrument, that the undersigned is authorized to make this request; that the statements contained herein are true and correct, and that tax clearance was not obtained by providing false or fraudulent information.

Date: ____________________

BY: National Scientific Coporation

Signature of authorized person (see instructions)

Michael DeLaGarza

Printed or typed name of authorized person

TEXAS COMPTROLLER *of* PUBLIC ACCOUNTS
P.O. Box 13528 • AUSTIN, TX 78711-3528

June 9, 2011

NATIONAL SCIENTIFIC CORPORATION
PO BOX 90358
HENDERSON, NV 89009-0358

TAX CLEARANCE LETTER FOR REINSTATEMENT*

To: Texas Secretary of State
Corporations Section

Re: NATIONAL SCIENTIFIC CORPORATION
Taxpayer number: 18608370773
File number: 0011557400

The referenced entity has met all franchise tax requirements and is eligible for reinstatement through May 15, 2012.

ROBERT GARIBAY III
Enforcement - Austin Central
Field Operations - Enforcement
(512)475-0479

**The reinstatement must be filed with the Texas Secretary of State on or before the expiration date of this letter. Forms and instructions for reinstatement can be found at www.sos.state.tx.us/corp/forms_options.shtml or by calling (512) 463-5581. This tax clearance letter must be attached to the reinstatement forms.*

NOTE: If the entity fails to reinstate on or before the tax clearance date indicated in this letter, additional franchise tax filing requirements must be met and a new request for tax clearance must be submitted prior to reinstatement.

Form 424 (Revised 12/09) Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 **Filing Fee: See instructions**	**Certificate of Amendment**	This space reserved for office use. FILED In the Office of the Secretary of State of Texas JUN 09 2011 Corporations Section

Entity Information

The name of the filing entity is:

NATIONAL SCIENTIFIC CORPORATION

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

- [x] For-profit Corporation
- [ ] Nonprofit Corporation
- [ ] Cooperative Association
- [ ] Limited Liability Company
- [ ] Professional Corporation
- [ ] Professional Limited Liability Company
- [ ] Professional Association
- [ ] Limited Partnership

The file number issued to the filing entity by the secretary of state is: 11557400

The date of formation of the entity is: 6/22/1953

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

Street Address (No P.O. Box)	City	State	Zip Code
		TX	

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☑ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

The authorized capitalization of the Corporation has been increased from 191,000,000 (one hundred and ninety one million) shares to 691,000,000 (six hundred and ninety one million)shares; an increase of 500,000,000 (five hundred million) shares. Par value .01

☐ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

☑ **Delete** each of the provisions identified below from the certificate of formation.

Michael Grollman, Director
15029 N Thompson Parkway
Ste 111
Scottsdale AZ 85260

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. ☑ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ______________________

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ______________________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: 4/13/2011

By: [signature]

Signature of authorized person

MICHAEL DELAGARZA

Printed or typed name of authorized person (see instructions)

ACTION BY WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE SHARES OF NATIONAL SCIENTIFIC CORPORATION (A TEXAS CORPORATION)

THE UNDERSIGNED, being the holders of the majority of the shares of the issued and outstanding of National Scientific Corporation., a Texas corporation, (the "Corporation), pursuant to the Provisions of Article 4.04 of the Texas Business Corporation Act, the under signed Corporation – National Scientific Corporation adopts the following Article of Amendment to its Article of Incorporation Company's By-Laws, Article 6, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's shareholders, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

Article Six:

WHEREAS, it is in the best interests of the shareholders of the Company the shareholders vote to increase the authorized capitalization from 191,000,000 (one hundred and ninety one million) shares to 691,000,000 (six hundred and ninety one million) shares effective immediately.

WHEREAS, upon making the requisite filings with the State of Texas, the Company shall be authorized to issue a total of 691,000,000, of which 10,000,000 shares shall be set aside as Preferred Shares of any Class.

General Authorizing Resolution

RESOLVED that the Company's Directors are each hereby authorized and directed to do or cause to be done any and all further acts and things and to execute and deliver any and all such additional documents they may deem necessary to appropriate in order to carry into effect the purposes and intent of the foregoing resolutions.

RESOLVED, that this consent may be executed in multiple counterparts, which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent effective as of April 11, 2011.

Michael DeLaGarza ______________________

Common Shares- 0 - Preferred Shares- 3,000,000

Pamela J Thompson ______________________

Common Shares 0 - Preferred Shares 1,000,000

Form 424

Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
FAX: 512/463-5709

Filing Fee: See instructions

Certificate of Amendment

Filed in the Office of the Secretary of State of Texas
Filing #: 11557400 01/10/2012
Document #: 403785480006
Image Generated Electronically for Web Filing

Entity Information

The filing entity is a: **Domestic For-Profit Corporation**

The name of the filing entity is: **NATIONAL SCIENTIFIC CORPORATION**

The file number issued to the filing entity by the secretary of state is: **11557400**

Amendment to Name

The amendment changes the formation document of the filing entity to change the article or provision that names the entity. The article or provision is amended to read as follows:

The name of the filing entity is:

CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

A letter of consent, if applicable, is attached. **IMG_Name_changeSOTexas.pdf**

Statement of Approval

The amendment has been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing

☐ A. This document becomes effective when the document is filed by the secretary of state.

☑ B. This document becomes effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is: **January 15, 2012**

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and declares under penalty of perjury that the undersigned is authorized under the Texas Business Organizations Code to execute the filing instrument.

Date: **January 10, 2012**

Michael DeLaGarza
Signature of authorized person

FILING OFFICE COPY

WRITTEN CONSENT OF THE
BOARD OF DIRECTORS
NATIONAL SCIENTIFIC CORPORATION

THE UNDERSIGNED, being the all the members of the Board of Directors of NATIONAL SCIENTIFIC CORPORATION, a Texas corporation (the "Corporation"), pursuant to the General Corporation Law of the State of Texas, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

"Resolved that the Articles of Incorporation of NATIONAL SCIENTIFIC CORPORATON, a Texas corporation, are amended to read as set forth in full below:

ARTICLE ONE

The name of the Corporation is changed from "NATIONAL SCIENTIFIC CORPORATION TO CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION."

THEREFORE BE IT FURTHER RESOLVED, the Board approves the name change to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Texas Secretary of State, attached hereto as EXHIBIT A.

The Board of Directors has fixed the close of business on [December 30, 2011], as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Resolution and Notice to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Resolution will serve as written Notice to stockholders pursuant to Provisions 4.04 of the Texas Business Corporation Act;
and

FURTHER RESOLVED, that the appropriate officers of the Corporation are authorized and directed to take all actions and execute all documents and agreements, pursuant to provisions of the General Corporation Law of the State of Texas, to carry out the aforementioned resolutions herein; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the sole director of the Corporation, has executed this Written Consent effective as of the 30th day of December, 2011

DIRECTOR:

Directors:

Print Name: Michael DeLaGarza

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
GREGRY W. WOOD
No: 03-84380-1
My Appointment Expires Sept. 1, 2012

State of Nevada, Clark County

The foregoing was acknowledged before me on this 5 day of January 2012 by Michael DeLaGarza who has produced a Texas driver's license as identification.

Print Name: Pamela Thompson

State Arizona, Maricopa County

The foregoing was acknowledged before me on this 9 day of January 2012 by Pamela Thompson who has produced an Arizona driver's license as identification.

RICHARD D. GREENSHIELD
Notary Public - Arizona
Pinal County
My Comm. Expires Mar 1, 2013

SHAREHOLDER CONSENT SIGNATURE PAGE

The undersigned is executing this Consent in its capacity as a shareholder of every class of stock of National Scientific Corporation, a Texas corporation of which it is a record owner.

DATED this 30th day of December, 2011.

SHAREHOLDER

MSR, LLC
4310 TERRACE PINES DR
Kingwood, Texas 77345
Member: Robert LeBlanc
Signature: ____________
Preferred A Shares: 1,000,000
Common Shares 40,000,000

Providers Solution, inc.
594 Via Palermo Drive
Henderson, NV 89011
President: Robin De La Garza
Signature: ____________
Preferred A Shares: 1,000,000

PayMed USA LLC
PO Box 90358
Henderson NV 89009-0358
President: Michael Delagarza
Signature: ____________
Preferred A Shares: 1,000,000

Carmel Trust
756 Braeburn Drive
Phoenix AZ 85022
President:
Signature: ____________
Preferred A Shares: 1,000,000
Common Shares: 5,000,000

Form 424
(Revised 05/11)
Submit in duplicate to:
Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512 463-5555
FAX: 512/463-5709
Filing Fee: See instructions

Certificate of Amendment

This space reserved for office use.

FILED
In the Office of the
Secretary of State of Texas
JAN 17 2012
Corporations Section

Entity Information

The name of the filing entity is:

CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

- ☑ For-profit Corporation
- ☐ Nonprofit Corporation
- ☐ Cooperative Association
- ☐ Limited Liability Company
- ☐ Professional Corporation
- ☐ Professional Limited Liability Company
- ☐ Professional Association
- ☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 11557400

The date of formation of the entity is: June 18, 1953

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent *has consented to serve as registered agent.*

C. The business address of the registered agent and the registered office address is:

Street Address (No P.O. Box)	City	State	Zip Code
		TX	

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☑ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

WHEREAS, the Board of Directors and the holders of the majority of the issued and outstanding shares of capital stock of the Corporation believe that it is in the best interest of the shareholders of the Corporation to (1) reverse split its issued and outstanding shares of common stock on a one-for-two hundred basis, such actions to constitute the annual meeting of the Corporation for 2011;
see attached addendum BOD December 30, 2011

☐ **Delete** each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. [✓] This document becomes effective when the document is filed by the secretary of state.

B. [ ] This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ____________

C. [ ] This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ____________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: 01/09/2012

By: Michael DelaGarza

Signature of authorized person

MICHAEL DELAGARZA

Printed or typed name of authorized person (see instructions)

Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

John Steen
Secretary of State

Forfeiture pursuant to Section 171.309 of the Texas Tax Code
of
CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

File Number : 11557400

Certificate / Charter forfeited : February 08, 2013

The Secretary of State finds that:

1. The Secretary has received certification from the Comptroller of Public Accounts under Section 171.302 of the Texas Tax Code indicating that there are grounds for the forfeiture of the taxable entity's charter, certificate or registration; and
2. The Comptroller of Public Accounts has determined that the taxable entity has not revived its forfeited privileges within 120 days after the date that the privileges were forfeited.

Therefore, pursuant to Section 171.309 of the Texas Tax Code, the Secretary of State hereby forfeits the charter, certificate or registration of the taxable entity as of the date noted above and records this notice of forfeiture in the permanent files and records of the entity.

John Steen
Secretary of State

Form 801 **(Revised 05/11)**		This space reserved for office use.
Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 **Filing Fee: See instructions**	**Application for Reinstatement And Request to Set Aside Tax Forfeiture**	FILED In the Office of the Secretary of State of Texas JUN 03 2013 Corporations Section

1. The entity name is: CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

The entity is a foreign entity that was required to obtain its registration under a name that differs from the legal name stated above. The name under which the entity is registered is:

____

2. The file number issued to the entity by the secretary of state is: 11557400

3. The entity was forfeited or revoked under the provisions of the Tax Code on: ~~[illegible]~~ 9/28/12
mm/dd/yyyy

4. The undersigned requests that the forfeiture or revocation of the entity be set aside, and certifies that:

a. The entity has filed each delinquent report that is required by chapter 171 of the Tax Code and has made payment for the tax, penalty, and interest imposed and that is due at the time of this application as evidenced by the attached tax clearance letter; and

b. On the date of forfeiture or revocation, the undersigned person was:

- an officer, director or shareholder of the above-named for-profit or professional corporation; or
- an officer, director, shareholder or member of the above-named professional association; or
- an officer, director, or member of the above-named nonprofit corporation; or
- a member or manager of the above-named limited liability company; or
- a partner of the above-named limited partnership; or
- a trustee or beneficial owner of the above-named statutory or business trust.

Additional Required Documentation or Filings

☒ Comptroller of Public Accounts Tax Clearance Letter

☐ Letter of Consent or Amendment to Certificate of Formation or Registration (Required when entity name is no longer available.)

Execution

The undersigned declares under penalty of perjury, and the penalties imposed by law for the submission of a materially false or fraudulent instrument, that the undersigned is authorized to make this request; that the statements contained herein are true and correct, and that tax clearance was not obtained by providing false or fraudulent information.

Date: 5/13/13

BY: [signature] Cloud Medical Doctor Softw

Signature of authorized person (see instructions)

Michael DeLaGarza

Printed or typed name of authorized person

TEXAS COMPTROLLER of PUBLIC ACCOUNTS
P.O. Box 13528 • Austin, TX 78711-3528

June 3, 2013

CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION
PO BOX 90358
HENDERSON, NV 89009-0358

TAX CLEARANCE LETTER FOR REINSTATEMENT*

To: Texas Secretary of State
Corporations Section

Re: CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION
Taxpayer number: 18608370773
File number: 0011557400

The referenced entity has met all franchise tax requirements and is eligible for reinstatement through May 15, 2014.

WENDELL HOLMES
Enforcement - Austin Central
Field Operations - Enforcement
(512)463-4931

**The reinstatement must be filed with the Texas Secretary of State on or before the expiration date of this letter. After this date, additional franchise tax filing requirements must be met, and a new request for tax clearance must be submitted.*

You can file for reinstatement online at www.sos.state.tx.us/corp/sosda/index.shtml. Forms and instructions for reinstatement are available at www.sos.state.tx.us/corp/forms_option.shtml or by calling (512) 463-5582. This tax clearance letter must be attached to the reinstatement forms.

Form 424 **(Revised 05/11)** Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 **Filing Fee: See instructions**	THE STATE OF TEXAS **Certificate of Amendment**	This space reserved for office use. FILED In the Office of the Secretary of State of Texas JUN 03 2013 Corporations Section

Entity Information

The name of the filing entity is:

CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

- ☒ For-profit Corporation
- ☐ Nonprofit Corporation
- ☐ Cooperative Association
- ☐ Limited Liability Company
- ☐ Professional Corporation
- ☐ Professional Limited Liability Company
- ☐ Professional Association
- ☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 1557400

The date of formation of the entity is: June 18, 1953

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

____

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☒ B. The registered agent is an individual resident of the state whose name is:

Robert	N	LeBlanc	
First Name	*M.I.*	*Last Name*	*Suffix*

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

4210 Terrace Pines Drive	Kingwood	TX	77345
Street Address (No P.O. Box)	*City*	*State*	*Zip Code*

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☒ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

WHEREAS, the Board of Directors of CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION , a Texas Corporation (the "Coporation"), hereby consent to the adoption of the following resolutions and the taking of the following actions by unanimous written consent:
WHEREAS, the Board of Directors belive that it is in the best interest of the Corporation to address and approve these corporate matter;
THEREFORE, BE IT RESOLVED, that the Preferred A Shares be cancelled on January 18, 2011 and reissuing new Preferred A Shares for clerical error. These shares will be issued as they were issued previously.

☐ **Delete** each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ______________________

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ______________________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: 05/13/2013

By: ______________________

Signature of authorized person

Michael DeLaGarza

Printed or typed name of authorized person (see instructions)

Form 424
(Revised 05/11)
Submit in duplicate to:
Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512 463-5555
FAX: 512/463-5709
Filing Fee: See instructions

Certificate of Amendment

This space reserved for office use.

FILED
In the Office of the
Secretary of State of Texas
JUN 13 2013
Corporations Section

Entity Information

The name of the filing entity is:

CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

- ☑ For-profit Corporation
- ☐ Nonprofit Corporation
- ☐ Cooperative Association
- ☐ Limited Liability Company
- ☐ Professional Corporation
- ☐ Professional Limited Liability Company
- ☐ Professional Association
- ☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 11557400

The date of formation of the entity is: JUNE 18, 1953

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

N/A

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

Street Address (No P.O. Box)	City	State	Zip Code
		TX	

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☑ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

See Attachment ARTICLE SIX

☒ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Article six see attachment.
Adds new Preferred stock information

☐ **Delete** each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. [✓] This document becomes effective when the document is filed by the secretary of state.

B. [ ] This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ____________

C. [ ] This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ____________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: 6/1/2013

By: CEO & President [signature]

Signature of authorized person

Michael DeLaGarza

Printed or typed name of authorized person (see instructions)

ARTICLE SIX:

WHEREAS, it is the best interest of the shareholders of the Company the shareholders vote to increase the authorized capitalization from 191,000,000 (one hundred ninety one million) shares to 691,000,000 (six hundred ninety one million) shares effective immediately;

WHEREAS, upon making the requisite filings with the State of Texas, the Company shall be authorized to issue a total of 691,000,000 (six hundred ninety one million) shares of which 10,000,000 (ten million) shares shall be set aside as Preferred Shares of any Class.

ADD TO ARTICLE SIX

WHEREAS, upon making the requisite filings with the State of Texas, the Company shall authorized the **CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A PREFERRED STOCK.**

There shall be a series of shares of the CLOUD MEDICAL DOCTOR SOFTWARE Corporation (the "Corporation") designated "Series A Preferred Stock"; that the number of shares of such series shall be 10,000,000 and that the rights and preferences of such series (the "Series A Preferred") and the limitations or restrictions thereon, shall be as set forth herein:

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 75% of the voting securities of the Corporation, or (b) a replacement at one time or within a one year period of more than one-half of the members of the Corporation's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof, or (c) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth above in (a) or (b).

"Common Stock" means the Corporation's common any other class into which such shares may hereafter have changed.

"Person" means a corporation, an association, organization, a business, an individual, a government or thereof or a governmental agency.

Section 2. Designation and Amount. The series of preferred stock shall be designated as its Series A Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be 10,000,000 (ten million) shares (which shall not be subject to increase without the consent of all of the holders of the Series A Preferred Stock (each, a "Holder" and collectively, the "Holders"). Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 1 hereof.

Section 3. Voting Rights. Except as otherwise provided herein and as otherwise required by law, each share of the Preferred Stock shall have 150 (one hundred and fifty) votes on all matters presented to be voted by the holders of Common Stock.

Section 4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value per share plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Change of Control Transaction shall not be treated as Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder.

Section 5. Conversion. Each share of Preferred Stock shall not be convertible.

Section 6. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Corporation. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (PST time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (PST time) on any date and earlier than 11:59 p.m. (PST time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Preferred Stock Certificate. If a Holder's Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas without regard to the principles of conflicts of law thereof.

e) Waiver. Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall

not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

Form 424 (Revised 05/11) Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filing Fee: See instructions	Certificate of Amendment	This space reserved for office use. FILED In the Office of the Secretary of State of Texas DEC 18 2013 Corporations Section

Entity Information

The name of the filing entity is:

CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

- ☒ For-profit Corporation
- ☐ Nonprofit Corporation
- ☐ Cooperative Association
- ☐ Limited Liability Company
- ☐ Professional Corporation
- ☐ Professional Limited Liability Company
- ☐ Professional Association
- ☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 1155 7400

The date of formation of the entity is: 1953, June 18

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

____

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR
☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

Street Address (No P.O. Box)	City	State	Zip Code
		TX	

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☒ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Section 5. Conversion. (Delete: Each share of Preferred Stock shall not be convertible.)
Insert: Each preferred stock shall be convertible at the demand of the preferred share holder. Each one share of preferred A shares will be convertible into 150 common shares of the Company. The holder of the convertible shares will send a notice of conversion to the Board of Directors if they desire to convert the shares.

☐ **Delete** each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ______

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ______

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: 12/17/2013

By: Cloud Medical Doctor Software Corp.

Signature of authorized person

Michael DeLaGarza

Printed or typed name of authorized person (see instructions)

Form 424 **(Revised 05/11)** Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 **Filing Fee: See instructions**	**Certificate of Amendment**	This space reserved for office use. FILED In the Office of the Secretary of State of Texas AUG 27 2014 Corporations Section

Entity Information

The name of the filing entity is:

CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

- [x] For-profit Corporation
- [ ] Nonprofit Corporation
- [ ] Cooperative Association
- [ ] Limited Liability Company
- [ ] Professional Corporation
- [ ] Professional Limited Liability Company
- [ ] Professional Association
- [ ] Limited Partnership

The file number issued to the filing entity by the secretary of state is: 11557400

The date of formation of the entity is: JUNE 18, 1953

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

CIPHERLOC Corporation

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☑ B. The registered agent is an individual resident of the state whose name is:

ROBERT		LEBLANC	
First Name	*M.I.*	*Last Name*	*Suffix*

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

4210 TERRACE PINES DRIVE	KINGWOOD	TX	77345
Street Address (No P.O. Box)	*City*	*State*	*Zip Code*

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☑ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

ARTICLE SIX- REMOVE OLD ARTICLE SIX AND ADD NEW ARTICLE SIX PER ATTACHMENT.

☐ **Delete** each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. ☑ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ____________________

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ____________________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: AUGUST 25, 2014

By: ____________________

Signature of authorized person

MICHAEL W. DELAGARZA

Printed or typed name of authorized person (see instructions)

Exhibit A

WRITTEN CONSENT OF THE
BOARD OF DIRECTORS
CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

THE UNDERSIGNED, being the all the members of the Board of Directors of CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION, a Texas corporation (the "Corporation"), pursuant to the General Corporation Law of the State of Texas, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

"Resolved that the Articles of Incorporation of CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION, a Texas corporation, are amended to read as set forth in full below:

ARTICLE ONE

The name of the Corporation is changed from "CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION TO CIPHERLOC CORPORATION."

ARTICLE SIX

See EXHBIT B.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the name change and ARTICLE SIX changes to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Texas Secretary of State, attached hereto as EXHIBIT A and EXHIBT B

The Board of Directors has fixed the close of business on [August 24, 20104], as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Resolution and Notice to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Resolution will serve as written Notice to stockholders pursuant to Provisions 4.04 of the Texas Business Corporation Act;
and

FURTHER RESOLVED, that the appropriate officers of the Corporation are authorized and directed to take all actions and execute all documents and agreements, pursuant to provisions of the General Corporation Law of the State of Texas, to carry out the aforementioned resolutions herein; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the sole directors of the Corporation, have executed this Written Consent effective as of the 24th day of August, 2014

DIRECTOR:

Directors

Print Name: Michael DeLaGarza

8-24-14

State of Nevada, Clark County

Print Name: Pamela Thompson

8-24-14

State Arizona, Maricopa County

Cloud Medical Doctor Software Corporation

Exhibit B

Article Six

The Corporation's Board of Directors hereby designate ten million shares of preferred stock as "Series A Preferred Stock" with the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof as described below:

Section A. Dividend Rights. Holders of Series A Preferred Stock ("Series A Preferred") shall be entitled to receive preferential quarterly dividends equal to the prime rate per share when, as and if declared by the Board of Directors, out of any assets that are legally available therefore, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Company) on the Common Stock of the Company. Such dividends shall not be cumulative if paid in cash by the Company. If the Board of Directors declares that such dividends made only be payable in shares of common stock for any quarter due to the financial situation of the Company, holders of Series A Preferred have the option of accepting the dividend paid in shares of Common Stock of the Company or letting the divided accrue for a cash payment. After payment of such dividends, any additional dividends declared shall be distributed among all holders of Series A Preferred and all holders of Common Stock in proportion to the number of shares of Common Stock that would be held by each such holder if all shares of Series A Preferred were converted into Common Stock at the then effective Conversion Rate for the Series A Preferred.

Section B. Liquidation Rights. In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, distributions to the shareholders of the Company shall be made in the following manner:

B.1 The holders of Series A Preferred shall be entitled to be paid out of the assets of the Company, prior and in preference to any payment or distribution out of the assets of the Company to the holders of the Common Stock or any other class or series of capital stock of the Company, an amount per share equal to $1.00 (the "Series A Original Issue Price") (as adjusted for any stock dividends, combinations, splits, recapitalization and the like with respect to such shares) plus an amount equal to all declared but unpaid dividends on such share to the date fixed for distribution (the "Series A Liquidation Preference"). If the assets and funds thus distributed to the holders of the Series A Preferred shall be insufficient to permit payment to such holders of the full aforesaid preferential amount, the entire assets of the Company legally available for distribution shall be distributed ratably to the holders of the Series A Preferred in proportion to the aggregate Series A Liquidation Preference of the shares of Series A Preferred then held by them.

B.2 Thereafter, any remaining assets of the Company legally available for

distribution, if any, shall be distributed ratably to the holders of the Common Stock and the holders of Series A Preferred on an as-if-converted to Common Stock basis.

B.3 The following events shall be considered a liquidation under this Section B, provided such event has been approved by the holders of a majority of the then outstanding Common Stock voting as a separate class:

(a) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization own less than fifty percent (50%) of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Company's voting power is transferred (an "Acquisition"); or

(b) a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company (an "Asset Transfer").

B.4 Whenever the distribution provided for in this Section B shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors; provided, however, that any securities to be delivered to the holders of Series A Preferred and/or Common Stock pursuant to this Section B shall be valued as follows:

(a) Securities not subject to investment letter or other similar restrictions on free marketability: (i) if traded on a securities exchange or the Nasdaq National or Small Cap Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the date of distribution; (ii) if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the date of distribution; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

(b) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be make an appropriate discount from the market value, determined as above in (a)(i), (ii) or (iii) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors.

Section C. Voting Rights. Except as otherwise required by law or pursuant to any other provision hereof, each share Series A Preferred shall one hundred fifty (150) votes on all matters presented to be voted by the holders of the Common Shares.

Section D. Conversion Rights. The holders of Series A Preferred shall have the following rights with respect to the conversion of the Series A Preferred into shares of Common Stock (the "Conversion Rights"):

D.1 Optional Conversion.

(a) Conversion Rights. Subject to and in compliance with the provisions of this Section D, any shares of Series A Preferred may, at the option of the holder thereof, be converted at any time after issuance into such number of fully-paid and nonassessable shares of Common Stock as is determined by the product obtained by multiplying the "Series A Conversion Rate" then in effect (determined as provided below) by the number of shares of Series A Preferred being converted.

(b) Conversion Rate. The conversion rate in effect at any time for conversion of the Series A Preferred (the "Series A Conversion Rate") shall be one share of Series A Preferred may be converted into one hundred and fifty shares of Common Stock.

D.2 Automatic Conversion. Each share of Series A Preferred issued and outstanding shall automatically be converted into shares of Common Stock, based on the then-effective Conversion Rate, upon the written consent of that number of holders of Series A Preferred equal to 50.1% of the Series A Preferred issued and outstanding. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section D.3 (a).

D.3 Mechanics of Conversion.

(a) Each holder of Series A Preferred who desires to convert the same into shares of Common Stock pursuant to this Section D shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred, and shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series A Preferred being converted. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock's fair market value determined by the Board of Directors as of the date of such conversion), any declared and unpaid dividends on the shares of Series A Preferred being converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

(b) Upon the occurrence of an event specified in Section D.2 above, the outstanding shares of Series A Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such

shares of Series A Preferred are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates

have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred, the holders of Series A Preferred shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Preferred Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series A Preferred surrendered were convertible on the date on which such automatic conversion occurred, and any declared and unpaid dividends shall be paid in accordance with the provisions of Section D.3 (a) above.

D.4 Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date the first share of Series A Preferred is issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Conversion Rate in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section D.4 shall become effective at the close of business on the date the subdivision or combination becomes effective.

D.5 Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or any other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents"), in each such event the Conversion Rate that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Rate then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock and/or Common Stock Equivalents (assuming the conversion, exchange or exercise into or for Common Stock) issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefore, the Conversion Rate shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Rate shall be adjusted pursuant to this Section D.5 to reflect the actual payment of such dividend or distribution.

D.6 Adjustments for Other Dividends and Distributions. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (including such dividends) or securities of the Company other than Common Stock Equivalents, in each such event provision shall be made so that the holders of the Series A Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities, indebtedness or assets which they would have received had their Series A Preferred been converted into Common stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section D with respect to the rights of the holders of the Series A Preferred or with respect to such other securities by their terms.

D.7 Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of Series A Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section B.4 above, or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section D), in any such event each holder of Series A Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which the shares of Series A Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

D.8 Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than an Acquisition or Asset Transfer as defined in Section B.4 above, or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section D), as a part of such capital reorganization, provision shall be made so that the holders of any Series A Preferred thereafter shall be entitled to receive upon conversion of such Series A Preferred the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section D with respect to the rights of the holders of Series A Preferred after the capital reorganization to the end that the provisions of this Section D (including adjustment of the Conversion Rate with

respect to the Series A Preferred, as applicable, then in effect and the number of shares issuable upon conversion of the Series A Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

D.9 Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Rate for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred, if the Series A Preferred is then convertible pursuant to this Section D, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate, setting forth (1) such adjustments and readjustments, (2) the Conversion Rate at the time in effect, and (3) the number of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred.

D.10 Notice of Record Date. Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section B.4 or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any Asset Transfer (as defined in Section B.4), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series A Preferred at least twenty (20) days prior to the record date specified therein a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, (3) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

D.11 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of any Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash

equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board) on the date of conversion.

D.12 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

D.13 Notices. Any notice required by the provisions of this Section D shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

D.14 Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of Series A Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred so converted were registered.

D.15 No Dilution or Impairment. The Company shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against dilution or other impairment.

Section E. No Redemption. The Company shall be under no obligation to redeem all or any portion of the Series A Preferred at any time.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be

required by the provisions of the articles of incorporate have voted in favor of the amendment is: 51.6%

4. Signatures (Required):

/s/ Michael DeLaGarza	/s/ Pamela Thompson
Michael DeLaGarza, CEO and President	Pamela Thompson, CFO, Treasury, Sec

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise, required, of the holder of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

Form 424
(Revised 05/11)

Submit in duplicate to:
Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512 463-5555
FAX: 512/463-5709
Filing Fee: See instructions

Certificate of Amendment

This space reserved for office use.

FILED
In the Office of the
Secretary of State of Texas
MAR 12 2015
Corporations Section

Entity Information

The name of the filing entity is:

CIPHERLOC CORPORATION

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

- ☑ For-profit Corporation
- ☐ Nonprofit Corporation
- ☐ Cooperative Association
- ☐ Limited Liability Company
- ☐ Professional Corporation
- ☐ Professional Limited Liability Company
- ☐ Professional Association
- ☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 11557400

The date of formation of the entity is: JUNE 18, 1953

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

Street Address (No P.O. Box)	City	State	Zip Code
		TX	

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☑ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:
SEE ATTACHEMENT

☐ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

☐ **Delete** each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. [✔] This document becomes effective when the document is filed by the secretary of state.

B. [ ] This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ______

C. [ ] This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ______

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: MARCH 11, 2015

By: ______
Signature of authorized person

MICHAEL DELAGARZA
Printed or typed name of authorized person (see instructions)

PROPOSED CERTIFICATE OF AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION OF CIPHERLOC CORPORATION

Pursuant to the provisions of Section 3.053 of the Texas Business Organization Code, CipherLoc Corporation, a Texas corporation hereby adopts the following Certificate of Amendment to its Amended Articles of Incorporation:

ARTICLE I

The name of the filing entity is CipherLoc Corporation, a for-profit corporation (the "Company"). The file number issued to the Company by the Secretary of State for the State of Texas is 11557400. The date the Company was formed is June 18, 1953.

ARTICLE II

The Amended Articles of Incorporation of the Company are hereby amended by adding the following paragraph to the end of Article Six:

> "At the effective time of the Reverse Split, all of the outstanding shares of our outstanding Common Stock will be automatically converted into a smaller number of shares, at the reverse split ratio of 1:100. There will be no corresponding change in the authorized shares of common stock. If the resultant split has a fractional component, the fractional shares will be rounded up to the next whole number."

ARTICLE III

This Certificate of Amendment has been approved in the manner required by the Texas Business Organization Code and by the governing documents of the Company.

ARTICLE IV

This Certificate of Amendment becomes effective when filed by the State of Texas Secretary of State.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed on its behalf by the duly authorized officer this 11th day of March, 2015

CIPHERLOC CORPORATION

By: ______________________

Michael De La Garza,
CEO & President

Form 401 (Revised 05/11) Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 **Filing Fee: See instructions**	**Statement of Change of Registered Office/Agent**	This space reserved for office use. FILED In the Office of the Secretary of State of Texas MAR 13 2017 Corporations Section

Entity Information

1. The name of the entity is:

CIPHERLOC CORPORATION

State the name of the entity as currently shown in the records of the secretary of state.

2. The file number issued to the filing entity by the secretary of state is: 1155740 0

3. The name of the registered agent as currently shown on the records of the secretary of state is:

ROBERT LEBLANC

Registered Agent Name

The address of the registered office as currently shown on the records of the secretary of state is:

4210 TERRACE PINES DRIVE	KINGWOOD	TX	77345
Street Address	*City*	*State*	*Zip Code*

Change to Registered Agent/Registered Office

4. The certificate of formation or registration is modified to change the registered agent and/or office of the filing entity as follows:

Registered Agent Change

(Complete either A or B, but not both. Also complete C if the address has changed.)

☐ A. The new registered agent is an organization (cannot be entity named above) by the name of:

OR

☑ B. The new registered agent is an individual resident of the state whose name is:

MICHAEL	W	DELAGARZA	
First Name	*M.I.*	*Last Name*	*Suffix*

Registered Office Change

☑ C. The business address of the registered agent and the registered office address is changed to:

825 MAIN STREET, SUITE 100	BUDA	TX	78610
Street Address (No P.O. Box)	*City*	*State*	*Zip Code*

The street address of the registered office as stated in this instrument is the same as the registered agent's business address.

Statement of Approval

The change specified in this statement has been authorized by the entity in the manner required by the BOC or in the manner required by the law governing the filing entity, as applicable.

Effectiveness of Filing (Select either A, B, or C.)

A. ☑ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: __________

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: __________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

Date: MARCH 10, 2017

Signature of authorized person

MICHAEL DELAGARZA

Printed or typed name of authorized person (see instructions)

Form 424 **(Revised 05/11)** Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 **Filing Fee: See instructions**	**Certificate of Amendment**	This space reserved for office use. FILED In the Office of the Secretary of State of Texas MAR 26 2018 Corporations Section

Entity Information

The name of the filing entity is:

CIPHERLOC CORPORATION

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

- [x] For-profit Corporation
- [ ] Nonprofit Corporation
- [ ] Cooperative Association
- [ ] Limited Liability Company
- [ ] Professional Corporation
- [ ] Professional Limited Liability Company
- [ ] Professional Association
- [ ] Limited Partnership

The file number issued to the filing entity by the secretary of state is: 11557400

The date of formation of the entity is: JUNE 22, 1953

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

____

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

Street Address (No P.O. Box)	City	State	Zip Code
		TX	

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☑ **Add** each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:
MICHAEL HUFNAGAL - COO, 825 MAIN ST, SUITE 100, BUDA TX 78610
ALBERT CARLSON- BOARD MEMBER, 825 MAIN ST, SUITE 100, BUDA, TX 78610
THIS NEW ADDRESS WILL BE THE ADDRESS FOR EACH OFFICER AND BOARD MEMBER:
825 MAIN ST, SUITE 100, BUDA, TX 78610

☑ **Alter** each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:
SEE ATTACHMENT

☑ **Delete** each of the provisions identified below from the certificate of formation.
ERIC MARQUEZ -CFO AND BOARD MEMBER

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. ☑ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ____________________

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ____________________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: 02/21/2018

By: ____________________

Signature of authorized person

MICHAEL DELAGARZA

Printed or typed name of authorized person (see instructions)

Cipherloc Corporation

Amendment to Article Six

Section C. Voting Rights. Except as otherwise required by law or pursuant to any other provision hereof, each share Series A Preferred shall one 1.5 (1.5) votes on all matters presented to be voted by the holders of the Common Shares.

D.1 Optional Conversion.

(b) Conversion Rate. The conversion rate in effect at any time for conversion of the Series A Preferred (the "Series A Conversion Rate") shall be one share of Series A Preferred may be converted into 1.5 shares of Common Stock.

Section D.2 will be deleted and replaced with the following language

D.2 Conversion. The conversion of the preferred shares shall be subject to approval by the Board of Directors. The shareholders shall follow the mechanics as set forth in D.3 of this designation.